As filed with the Securities and Exchange Commission on June 11, 2001
                                              Securities Act File No. 333-59874
                                      Investment Company Act File No. 811-4700
-------------------------------------------------------------------------------



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          ------------------------

                                  FORM N-2
                          ------------------------


[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 1
[ ] Post-Effective Amendment No.


                                   and/or


[X] Registration Statement under the Investment Company Act of 1940
[X] Amendment No. 24


                      (Check Appropriate Box or Boxes)
                          ------------------------

                       THE GABELLI EQUITY TRUST INC.
             (Exact Name of Registrant as Specified in Charter)
                          ------------------------

                            One Corporate Center
                          Rye, New York 10580-1434
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, Including Area Code: (800) 422-3554

                              Bruce N. Alpert
                       The Gabelli Equity Trust Inc.
                            One Corporate Center
                          Rye, New York 10580-1434
                               (914) 921-5100
                  (Name and Address of Agent for Service)
                          ------------------------

                                 Copies to:

Richard T. Prins, Esq.      James E. McKee, Esq.         Cynthia Cobden, Esq.
 Skadden, Arps, Slate,       The Gabelli Equity      Simpson Thacher & Bartlett
  Meagher & Flom LLP            Trust Inc.              425 Lexington Avenue
   Four Times Square       One Corporate Center        New York, New York
New York, New York 10036      Rye, New York                  10017
    (212) 735-3000              10580-1434               (212) 455-2000
                             (914) 921-5100


                          ------------------------
          Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)

         [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:

         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].


         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.


         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                          ------------------------

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===============================================================================


                                      Proposed     Proposed
                                       Maximum     Maximum
                         Amount       Offering    Aggregate     Amount of
    Title of             Being          Price      Offering    Registration
    Securities         Registered     Per Share     Price (1)      Fee
--------------------  --------------  ----------   ---------  -------------
__% Tax Advantaged    [5,000,000]       $ 25     $125,000,000  $31,250.00(2)
    Series B            Shares
    Cumulative
    Preferred Stock

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $250.00 previously paid in connection with the Fund's May 1, 2001 filing.
                          ------------------------


         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.



                           CROSS-REFERENCE SHEET

       N-2 Item Number                           Location in Part A (Caption)
-----------------------------------------------------------------------------

PART A
1.  Outside Front Cover.......................   Outside Front Cover Page

2.  Inside Front and Outside Back Cover
      Page....................................   Outside Front Cover Page;
                                                 Inside Front Cover Page

3.  Fee Table and Synopsis....................   Not Applicable

4.  Financial Highlights......................   Financial Highlights

5.  Plan of Distribution......................   Outside Front Cover Page;
                                                 Prospectus Summary;
                                                 Underwriting

6.  Selling Shareholders......................   Not Applicable

7.  Use of Proceeds...........................   Use of Proceeds; Investment
                                                 Objectives and Policies


8.  General Description of the
      Registrant..............................   Outside Front Cover Page;
                                                 Prospectus Summary; The
                                                 Fund; Investment
                                                 Objectives and Policies;
                                                 Other Investments;
                                                 Special Investment
                                                 Methods; Risk Factors &
                                                 Special Considerations;
                                                 Description of Series B
                                                 Cumulative Preferred
                                                 Stock; Certain Provisions of
                                                 the Charter and By Laws


9.  Management................................   Outside Front Cover Page;
                                                 Prospectus Summary;
                                                 Management of the Fund;
                                                 Custodian, Transfer Agent
                                                 and Dividend-Disbursing
                                                 Agent

10. Capital Stock, Long-Term Debt,
      and Other Securities....................   Outside Front Cover Page;
                                                 Prospectus Summary;
                                                 Investment Objectives and
                                                 Policies; Description of
                                                 Series B Cumulative
                                                 Preferred Stock;
                                                 Description of Capital
                                                 Stock and Other
                                                 Securities; Taxation

11. Defaults and Arrears on Senior
      Securities..............................   Not Applicable

12. Legal Proceedings.........................   Not Applicable

13. Table of Contents of the Statement
      of Additional Information...............   Table of Contents of the
                                                 Statement of Additional
                                                 Information


PART B                                           Location in Statement of
                                                 Additional Information
---------------------------------------------------------------------------


14. Cover Page................................   Outside Front Cover Page

15. Table of Contents.........................   Outside Front Cover Page

16. General Information and History...........   The Fund

17. Investment Objectives and
      Policies................................   Investment Objectives and
                                                 Policies; Investment
                                                 Restrictions

18. Management................................   Management of the Fund

19. Control Persons and Principal
      Holders of Securities...................   Management of the Fund;
                                                 Beneficial Owners

20. Investment Advisory and Other
      Services................................   Management of the Fund

21. Brokerage Allocation and Other
      Practices...............................   Portfolio Transactions

22. Tax Status................................   Taxation

23. Financial Statements......................   Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
Statement.


[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



               SUBJECT TO COMPLETION, DATED June [   ], 2001



PROSPECTUS


                              [5,000,000] Shares


[GABELLI LOGO]                      The Gabelli
                                 Equity Trust Inc.

           __% Tax Advantaged Series B Cumulative Preferred Stock
                   (Liquidation Preference $25 per Share)




                             -----------------


         The Gabelli Equity Trust Inc. is a closed-end non-diversified management investment company that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.

         This prospectus offers shares of the Fund's __% Tax Advantaged Series B Cumulative Preferred Stock (the "Series B Preferred"), liquidation preference $25 per share. The shares of Series B Preferred will be listed and traded on the New York Stock Exchange. As of March 31, 2001, the Fund had outstanding 5,368,900 shares of 7.25% Tax Advantaged Cumulative Preferred Stock (the "Series A Preferred").

         Dividends on the Series B Preferred are cumulative from the date of original issuance of the shares at the annual rate of __% of the liquidation preference of $25 per share and are payable quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 2001.

         The Fund expects that dividends paid on the Series B Preferred will consist of long-term capital gains (consisting of 20% federal tax rate capital gains from the sale of assets held longer than 12 months), net investment income, short-term capital gains and, in unusual circumstances, return of capital. Over the past one, three and five fiscal years ending December 31, 2000, the distributions of taxable income by the Fund consisted of 85%, 88%, and 86% long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Series B Preferred will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income (net investment income and short-term capital gains).

         The Series B Preferred cannot be issued unless it is rated 'aaa' by the Moody's Investors Service, Inc. In order to keep that rating, the Fund will be required to maintain a minimum discounted asset coverage with respect to the Series B Preferred and Series A Preferred under guidelines established by Moody's. See "Description of Series B Preferred -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940, as amended (the "1940 Act"). If the Fund fails to maintain either of those two minimum asset coverage requirements, the Fund can require that some or all of the Series A or Series B Preferred be sold back to it (redeemed) for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). See "Description of Series B Preferred -- Redemption."


         On or after __, 2006 the Fund has the option of redeeming some or all of the Series B Preferred for cash at a price equal to the Redemption Price.

         Application has been made to list the Series B Preferred on the New York Stock Exchange. Trading of the Series B Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series B Preferred. See "Underwriting."

                             -----------------

         Investing in our Series B Preferred involves risks. See "Risk Factors" beginning on page _______.

                             -----------------


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             -----------------

                                              Per Share           Total
                                              ---------           -----

Public Offering Price(1)                      $                   $
Underwriting Discount(2)                      $                   $
Proceeds to the Fund (before expenses) (3)    $                   $

                             -----------------

    (1)   Plus accumulated dividends, if any, from           .

    (2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    (3)   Offering expenses payable by the Fund are estimated at
          $               .

                             -----------------


         The shares of Series B Preferred are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of the shares of Series B Preferred will be made in book-entry form through the facilities of The Depository Trust Company on or about ___, 2001.


__________

                              ----------------


 Salomon Smith Barney
                            Merrill Lynch & Co.
                                                       Gabelli & Company, Inc.


_____________, 2001


         This prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest. You should read the prospectus and retain it for future reference.


         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated, ______, 2001 (the "SAI"), which contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page __ of this prospectus. You may request a free copy of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554. You may also obtain the SAI on the Securities and Exchange Commission's web site (http://www.sec.gov).


         Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series B Preferred of the Fund, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."



                             PROSPECTUS SUMMARY


         This is only a summary. You should review the more detailed information contained in the prospectus and the SAI.

The Fund The Fund is a closed-end non-diversified management investment company that has been in operation since August 21, 1986. As of March 31, 2001, the net assets of the Fund were approximately $1.4 billion. The Fund's outstanding common stock, par value $.001 per share, is listed and traded on the New York Stock Exchange. As of March 31, 2001, the Fund had 126,803,143 shares of common stock outstanding. The Fund recently completed a Rights Offering for shares of common stock at a per share purchase price of $7.00. As of March 31, 2001, the Fund also had outstanding 5,368,900 shares of Series A Preferred, $25 per share liquidation preference. The Fund is offering shares of its Series B Preferred pursuant to this prospectus. The Series A Preferred and Series B Preferred have the same senority with respect to dividends and liquidation preference.


Investment Objectives             The Fund's primary investment objective
                                  is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.
                                  Income is a secondary objective of the
                                  Fund. No assurance can be given that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."


Dividends
and Distributions                 Dividends on the Series B Preferred, at
                                  the annual rate of __% of its liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, quarterly on
                                  March 26, June 26, September 26 and
                                  December 26 in each year, commencing
                                  September 26, 2001. In the event that
                                  for any calendar year the total
                                  distributions on shares of the Series A
                                  Preferred and Series B Preferred
                                  (collectively, the "Preferred Stock")
                                  exceed the Fund's net investment income
                                  and net capital gain allocable to those
                                  shares, the excess distributions will
                                  generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares of Series B Preferred, thereby increasing the stockholder's potential gain or reducing his or her potential loss on the sale of the shares.


                                  The Fund has a policy, which may be
                                  modified at any time by its Board of
                                  Directors, of paying distributions on its common stock of at least 10% of average quarter-end net assets attributable to common stock. To implement this policy, the Fund makes quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal.

                                  The common stock dividend policy of the
                                  Fund may be modified from time to time by the Board of Directors.


The Offering                      The Fund is offering [5,000,000] shares of
                                  ___% Tax Advantaged Series B Cumulative
                                  Preferred, par value $.001 per share,
                                  liquidation preference $25 per share, at a purchase price of $25 per share.



Potential Tax Benefit
to Certain Investors              Most individuals pay Federal income tax
                                  at a lower rate on long term capital
                                  gains than on ordinary income and
                                  short-term capital gains. For individuals in the highest tax brackets this differential currently can be as great as 19.1%, the difference between 39.1% on ordinary income and short-term capital gains and 20% on long-term capital gains.
                                  In accordance with the current view of
                                  the Internal Revenue Service, the Fund
                                  intends to allocate its net long-term
                                  capital gain, net short-term capital gain and ordinary investment income proportionately among its common stock and Preferred Stock. Over the past one, three and five fiscal years ending
                                  December 31, 2000, the distributions of
                                  taxable income by the Fund consisted of
                                  85%, 88%, and 86% long-term capital
                                  gains. If the Fund continues to pay a
                                  portion of its distributions in the form of long-term capital gain distributions, most individual investors will accordingly realize a tax benefit and pay a lower rate of Federal income tax on their Series B Preferred dividends than if the Fund did not distribute long-term capital gains.

Rating and Asset
Coverage Requirements             Before it can be issued, the Series B
                                  Preferred must receive a rating of 'aaa' from Moody's. The Fund's Articles
                                  Supplementary, which set forth the rights and preferences of the Series B
                                  Preferred, contain certain tests that the Fund mustsatisfy to obtain and maintain a rating of 'aaa' from Moody's on the Series B Preferred. See "Description of
                                  Series B Preferred -- Rating Agency
                                  Guidelines."

                                  Under the asset coverage tests to which
                                  the Fund is subject, the Fund is required to maintain (i) adjusted assets greater than or equal to a basic maintenance amount, both of which are calculated pursuant to the rating agency guidelines, and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940, as amended), with respect to all outstanding senior stock of the Fund, including the Preferred Stock. See "Description of Series B Preferred -- Asset Maintenance."

Mandatory
Redemption                        The Series B Preferred may be subject to
                                  mandatory redemption by the Fund to the
                                  extent the Fund fails to maintain the
                                  asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. In such circumstances, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that after the redemption it exceeds the asset coverage required by each of the rating agency guidelines and the 1940 Act by 10%. See "Description of Series B
                                  Preferred -- Redemption -- Mandatory
                                  Redemption."

Optional Redemption               Commencing __, 2006 and at any time
                                  thereafter, the Fund at its option may
                                  redeem the Series B Preferred, in whole
                                  or in part, for cash at a price per share equal to the Redemption Price. Prior to __, 2006, the Series B Preferred will be redeemable at the option of the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See
                                  "Description of Series B Preferred --
                                  Redemption -- Optional Redemption."

Voting Rights                     At all times, holders of shares of the
                                  Fund's preferred stock (including the
                                  Series B Preferred) outstanding at the
                                  time, voting as a single class, will be
                                  entitled to elect two members of the
                                  Fund's Board of Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect the smallest number of directors that would constitute a majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for. Holders of Series B Preferred and any other preferred stock will vote separately as a class on certain other matters, as required under the Articles
                                  Supplementary, the 1940 Act and Maryland law. Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series B
                                  Preferred will be entitled to one vote
                                  per share on each matter submitted to a
                                  vote of stockholders and will vote
                                  together with holders of shares of common stock and any other preferred stock as a single class. See "Description of Series
                                  B Preferred -- Voting Rights."

Liquidation
Preference                        The liquidation preference of each share
                                  of Series B Preferred is $25 plus an
                                  amount equal to accumulated but unpaid
                                  dividends (whether or not earned or
                                  declared) to the date of distribution.
                                  See "Description of Series B Preferred --
                                  Liquidation Rights."


Use of Proceeds                   The Fund will use the net proceeds from
                                  the Offering to purchase additional
                                  portfolio securities in accordance with
                                  its investment objectives and policies.
                                  See "Use of Proceeds."


Listing Prior to the Offering, there has been no public market for the Series B Preferred. Series B Preferred will be listed on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange.

Special Characteristics
and Risks                         The market price for the Series B
                                  Preferred will be influenced by changes
                                  in interest rates, the perceived credit
                                  quality of the Series B Preferred and
                                  other factors. As indicated above, the
                                  Series B Preferred is subject to
                                  redemption under specified circumstances.
                                  Subject to such circumstances, the Series
                                  B Preferred is perpetual. The credit
                                  rating on the Series B Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series
                                  B Preferred. The Series B Preferred is
                                  not an obligation of the Fund. Although
                                  unlikely, precipitous declines in the
                                  value of the Fund's assets could result
                                  in the Fund having insufficient assets to redeem all of the Series B Preferred for the full redemption price.

                                  As a non-diversified investment company
                                  under the 1940 Act, the Fund is not
                                  limited in the proportion of its assets
                                  that may be invested in securities of a
                                  single issuer, and, accordingly, an
                                  investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations --
                                  Non-Diversified Status."

                                  The Fund may invest up to 35% of its
                                  total assets in foreign securities.
                                  Investing in securities of foreign
                                  companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations - Foreign Securities."


                                  The Investment Adviser (as hereinafter
                                  defined) is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.


                                  During an initial period which is not
                                  expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so.
                                  Consequently, an investment in the Series
                                  B Preferred may be illiquid during such
                                  period.


Federal Income Tax
Considerations                    The Fund has qualified, and intends to
                                  remain qualified, for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.
                                  Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The Fund presently intends, however, to purchase or redeem Preferred
                                  Stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

Management
and Fees Gabelli Funds, LLC serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated dividend rate of the Series B Preferred (prorated during the year the Series B Preferred is issued and the final year the Series B Preferred is outstanding).


Repurchase of Common
Stock and Anti-takeover
Provisions

                                  The Fund is authorized, subject to
                                  maintaining required asset coverage on
                                  the Preferred Stock, to repurchase its
                                  common stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Directors may determine from time to time) from their net asset value. In addition, certain provisions of the Fund's Charter and By Laws may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class of stock of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company and an affirmative vote of 66 2/3% of each class of the outstanding voting shares of the Fund may be necessary to authorize certain business transactions with any beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Certain Provisions of the Charter and By Laws."


Custodian, Transfer Agent
and Dividend-Disbursing
Agent Boston Safe Deposit and Trust Company serves as the Fund's custodian. With respect to the Series B Preferred, State Street Bank and Trust Company serves as transfer and dividend-disbursing agent and registrar and as agent to provide notice of redemption and certain voting rights. See "Custodian, Transfer Agent and Dividend-Disbursing Agent."


                TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income. The Fund operates as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and distributions by a regulated investment company generally retain their character as capital gain or ordinary income when received by its preferred and common stockholders. Distributions of short-term capital gain are taxed at ordinary income rates. Thus, the stated __% dividends paid by the Fund to holders of the Series B Preferred may, for Federal income tax purposes, consist of varying proportions of long-term capital gain, short-term capital gain, ordinary income and/or returns of capital.


         Capital gain on assets held longer than 12 months generally is currently taxable to individuals at a maximum rate of 20%. Net investment income and short-term capital gain of the Fund are currently taxable to individuals at a maximum rate of 39.1%.




         Although the Fund is not managed using a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Series B Preferred would, under current Federal income tax law, realize a tax savings on their investment to the extent that distributions by the Fund to its stockholders are composed of long-term capital gain taxed at a lower rate. In contrast, preferred stock dividends distributed by corporations that are not regulated investment companies are generally comprised, for Federal income tax purposes, only of ordinary income.

         Over the past one, three and five fiscal years ending December 31, 2000, the distributions of taxable income by the Fund consisted of 85%, 88%, and 86% long-term capital gains. The Fund has no reason to expect that these percentages will decrease materially in the future although it cannot provide any assurances in this regard.

         The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation."

ASSUMPTIONS


         The following tables show examples of the pure ordinary income equivalent yield that would be generated by the stated dividend rate on the Series B Preferred, assuming distributions for Federal income tax purposes consisting of different proportions of long-term capital gain and ordinary income (including short-term capital gain) for an individual in the 39.1% and 30.5% Federal marginal income tax brackets. In reading these tables, you should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in distributions of varying proportions of long-term capital gain, ordinary income and/or return of capital, and (ii) revocation or revision of the Internal Revenue Service revenue ruling requiring the proportionate allocation of types of income among holders of various classes of a regulated investment company's capital stock.


     These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for Federal income tax purposes of the Fund's future distributions.


                                         Series B Preferred                 Series B Preferred
                                               Annual                             Annual
                                            Dividend Rate                      Dividend Rate
                                       -----------------------               ------------------
                                   7.00%       7.25%       7.50%         7.00%      7.25%      7.50%


Percentage of Series B Preferred
Stated Annual Dividend Comprised
of                                   Tax Equivalent Yield for an       Tax Equivalent Yield for an
--------------------------------        Individual in the 39.1%           Individual in the 30.5%
  Long-Term        Ordinary          Federal Income Tax Bracket        Federal Income Tax Bracket(1)
Capital Gains       Income            --------------------------        --------------------------
-------------      --------
     83.3%          16.7%             8.83%       9.14%     9.46%      7.88%       8.16%      8.44%
     75.0%          25.0%             8.65%       8.96%     9.26%      7.79%       8.07%      8.35%
     66.7%          33.3%             8.46%       8.77%     9.07%      7.71%       7.98%      8.26%
     50.0%          50.0%             8.10%       8.39%     8.68%      7.53%       7.80%      8.07%
     33.3%          66.7%             7.73%       8.01%     8.28%      7.35%       7.61%      7.88%
     25.0%          75.0%             7.55%       7.82%     8.09%      7.26%       7.52%      7.78%
     16.7%          83.3%             7.37%       7.63%     7.89%      7.18%       7.43%      7.69%
      0.0%         100.0%             7.00%       7.25%     7.50%      7.00%       7.25%      7.50%



------------------------
(1) Annual taxable income levels corresponding to the 2001 Federal marginal tax brackets are as follows:


2001 Federal Income
    Tax Bracket(2)       Single                         Joint
-------------------      ------                         -----
     39.1%           over $ 297,300                 over $297,300
     35.5%           over $136,750 - $297,300       over $166,450 - $297,300
     30.5%           over $65,550 - $136,750        over $109,250 - $166,450
     27.5%           over $27,050 - $65,550         over $45,200 - $109,250
     15.0%           over $6,000 - $27,050          over $12,000 - $45,200
     10.0%           up to and including $6,000     up to and including $12,000


         Your Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.


(2) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

                            FINANCIAL HIGHLIGHTS

         The selected data set forth below is for shares of common stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this prospectus and the SAI. The financial information for each of the five years ended December 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report on such financial statements is included in the SAI.






                                                                           Year Ended December 31,
                                                  ------------------------------------------------------------------------
                                                      2000(a)        1999(a)         1998(a)        1997(a)        1996(a)
                                                      -------        -------         -------        -------        -------
Operating Performance:
    Net asset value, beginning of period.........      $12.75         $11.47          $11.56         $ 9.77        $ 9.95
    Net investment income........................        0.05           0.04            0.07           0.08          0.11
    Net realized and unrealized gain (loss)             (0.51)          3.25            1.09           2.75          0.71
    on investmentsTotal from investment operations...   (0.46)          3.29            1.16           2.83          0.82
    Increase (decrease) in net asset
    value from Equity Trust share transactions....         --             --              --             --            --
    Offering expenses charged to capital surplus....       --             --           (0.04)            --            --
Distributions to Common Stock Shareholders:
   Net investment income.........................       (0.04)         (0.03)(c)       (0.06)         (0.08)        (0.11)
   In excess of net investment income............          --             --              --          (0.00)(d)        --
   Net realized gain on investments..............       (1.25)         (1.21)(c)       (1.10)         (0.92)        (0.78)
   In excess of net realized gains on investments       (0.02)            --              --          (0.01)        (0.00)(d)
   Paid-in capital...............................          --          (0.68)(c)          --          (0.03)        (0.11)
Distributions to Preferred Stock Shareholders:
   Net investment income.........................       (0.00)(d)      (0.00)(d)       (0.00)(d)         --            --
   Net realized gain on investments .............       (0.09)         (0.09)          (0.05)            --            --
   Total distributions...........................       (1.40)         (2.01)          (1.21)         (1.04)        (1.00)
Net asset value, end of period...................      $10.89         $12.75          $11.47         $11.56        $ 9.77
   Market value, end of period...................      $11.44         $12.56          $11.56         $11.69        $ 9.38
   Net asset value total return**................       (4.39)%        29.49%           9.55%         30.46%         9.00%
   Total investment return*......................        1.91%         26.57%           9.23%         37.46%        11.00%

Ratios to Average Net Assets Available to Common
   Stock Shareholders and Supplemental Data:
   Net assets, end of period (in 000's).........   $1,318,263     $1,503,641      $1,352,190     $1,210,570    $1,015,437
   Net assets attributable to common shares, end
      of period (in 000's).......................  $1,184,041     $1,368,981      $1,217,190     $1,210,570    $1,015,437
   Ratio of net investment income to average net
      assets attributable to common stock........       0.42%          0.34%           0.60%          0.76%         1.07%
   Ratio of operating expenses to average total net
      assets attributable to common stock .......       1.14%          1.27%           1.15%          1.14%         1.18%
   Ratio of operating expenses to average total net
      assets(e)..................................       1.03%          1.15%           1.09%          1.14%         1.18%
   Portfolio turnover rate.......................      32.1%          38.0%           39.8%          39.2%         18.9%
Preferred Stock:
   Liquidation value, end of period (in 000's).... $  134,223     $  134,660      $  135,000           --             --
   Total shares outstanding (in 000's)............      5,369          5,386           5,400           --             --
   Asset coverage.................................        972%         1,117%          1,001%          --             --
   Liquidation preference per share............... $    25.00     $    25.00      $    25.00           --             --
   Average market value(f)........................ $    22.62     $    24.43      $    25.63           --             --

------------------------
See footnotes on following page.




                        FINANCIAL HIGHLIGHTS (Cont.)


                                                                    Year Ended December 31,
                                                     --------------------------------------------------
                                                     1995(a)   1994(a)      1993(a)       1992     1991
                                                     -------   -------      -------       ----     ----
Operating Performance:
    Net asset value, beginning of period.........    $ 9.46     $11.23       $10.58     $10.61   $10.49
    Net investment income........................      0.13       0.14         0.14       0.19     0.27
    Net realized and unrealized gain (loss)            1.74      (0.08)        2.13       1.21     1.37
     on investments
    Total from investment operations.............      1.87       0.06         2.27       1.40     1.64
    Increase (decrease) in net asset
     value from Equity Trust share transactions...    (0.37)        --        (0.50)     (0.36)   (0.42)
    Offering expenses charged to capital surplus.     (0.01)        --        (0.01)     (0.01)   (0.01)
Distributions to Common Stock Shareholders:
   Net investment income.........................     (0.13)     (0.14)(b)    (0.11)     (0.19)   (0.27)
   In excess of net investment income............        --         --           --         --       --
   Net realized gain on investments .............     (0.47)     (0.37)(b)    (0.77)     (0.38)   (0.14)
   In excess of net realized gain on investments.     (0.02)        --        (0.02)     --       --
   Paid-in capital...............................     (0.38)     (1.32)(b)    (0.21)     (0.49)   (0.68)
Distributions to Preferred Stock Shareholders:
   Net investment income.........................         --        --           --         --       --
   Net realized gain on investments .............         --        --           --         --       --
     Total distributions.........................     (1.00)     (1.83)       (1.11)     (1.06)   (1.09)
     Net asset value, end of period..............    $ 9.95     $ 9.46       $11.23     $10.58   $10.61
    Market value, end of period..................    $ 9.375    $ 9.625      $12.125    $10.250  $10.125
    Net asset value total return**...............     20.60%      0.50%       22.40%     14.20%   16.20%
    Total investment return*.....................     11.70%     (5.10)%      36.50%     15.90%   10.90%

Ratios to Average Net Assets Available to Common
    Stock Shareholders and Supplemental Data:
    Net assets, end of period (in 000's)......... $1,034,091  $825,193     $937,773   $725,263 $595,151
    Net assets attributable to common shares,
      end of period (in 000's)................... $1,034,091  $825,193     $937,773   $725,263 $595,151
    Ratio of net investment income to average net
      assets attributable to common stock........      1.26%      1.29%        1.25%      1.88%    2.34%
    Ratio of operating expenses to average total
      net assets(e)..............................      1.21%      1.19%        1.20%      1.22%    1.24%
    Portfolio turnover rate......................     25.1%      22.2%        24.4%      12.5%    11.2%
Preferred Stock:
   Liquidation value, end of period (in 000's)....        --        --           --         --       --
   Total shares outstanding (in 000's)............        --        --           --         --       --
   Asset coverage.................................        --        --           --         --       --
   Liquidation preference per share...............        --        --           --         --       --
   Average market value(f)........................        --        --           --         --       --

------------------------
*  Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
   (a) Per share amounts have been calculated using the monthly average shares outstanding method.
   (b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc.
       spin-off from net investment income, realized short-term gains, and paid-in capital were
       $0.064, $0.031, and $0.655, respectively.
   (c) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
   (d) Amount represents less than $0.005 per share.
   (e) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.
   (f) Based on weekly prices.



         The following table provides information about the Fund's Series A Preferred since its issuance in June 1998. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.


                                              Involuntary
                                              Liquidation         Average
Year ended        Shares      Asset Coverage  Preference          Market
December 31,   Outstanding       Per Share     Per Share      Value Per Share
------------   -----------       ---------     ---------      ---------------
2000             5,368,900       $ 245.54       $25.00             $22.62
1999             5,386,400       $ 279.16       $25.00             $24.43
1998             5,400,000       $ 250.41       $25.00             $25.63

         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the number of shares of Series A Preferred outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A Preferred are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the Series A Preferred on the New York Stock Exchange each week during the relevant year.


                              USE OF PROCEEDS


         The net proceeds of the Offering are estimated at $_______, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will be able to invest the proceeds of the Offering according to the Fund's investment objectives and policies within six months after the completion of the Offering. Pending such investment, the Fund will hold the proceeds in high quality short-term debt securities and instruments.



                                  THE FUND

         The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GAB." The Fund recently completed a Rights Offering for 18,114,735 shares of common stock at a per share purchase price of $7.00. The Fund's Series A Preferred is traded on the New York Stock Exchange under the symbol "GAB Pr".

         The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of equity securities which include the common stock, preferred stock, convertible securities, options and warrants of foreign and domestic companies selected by the Investment Adviser. Income is the secondary investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.


                     INVESTMENT OBJECTIVES AND POLICIES

         The primary investment objective of the Fund is long-term growth of capital. Income is a secondary objective of the Fund. The Fund attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

         The Fund's secondary investment objective is income, which the Fund seeks to achieve, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard & Poor's Ratings Services or "Caa" or lower by Moody's, or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         The Fund's investment objectives of long-term growth of capital and income are fundamental policies and may not be changed without shareholder approval.

INVESTMENT METHODOLOGY OF THE FUND

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company, (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants (e.g., events of acceleration or events of default for failure to comply with certain financial ratios or to satisfy other financial covenants or benchmarks);
(6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify securities of companies that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

INVESTMENT PRACTICES

         Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.


         Temporary Investments. Although under normal market conditions at least 65% of the Fund's total assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies -- Investment Practices" in the SAI. Such actions on the part of the Fund may adversely affect its ability to achieve its investment objectives.


         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities issued by U.S. and foreign corporations, governments and agencies that are rated below investment grade by primary rating services such as S&P and Moody's. These high-yield, higher-risk securities are commonly known as "junk bonds." These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser under the supervision of the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Other Investments. The Fund is permitted to invest in special situations, illiquid securities, warrants, options and other rights and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. See the SAI for a discussion of these investments and techniques and the risks associated with them.

LEVERAGING


         As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock and debt outstanding. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile to the extent it utilizes leverage. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.


         If the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation." Finally, if the asset coverage for preferred stock or debt securities declines to less than the level required under the 1940 Act or the terms of the preferred stock or debt (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

         The Fund operates under certain restrictions that may not be changed without shareholder approval. For a description of such restrictions, see "Investment Restrictions" in the SAI.


                  RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following special considerations associated with investing in the Fund.

PREFERRED STOCK

         There are a number of risks associated with an investment in Series B Preferred. The market price for the Series B Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred and other factors. The Series B Preferred is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series B Preferred. Subject to such circumstances, the Series B Preferred is perpetual. The credit rating on the Series B Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series B Preferred. The Series B Preferred is not an obligation of the Fund. The Series B Preferred would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series B Preferred for the full redemption price.

NON-DIVERSIFIED STATUS

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities with such other securities limited, in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         The investments of the Fund in U.S. Government Securities are not subject to the foregoing limitations. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

LOWER RATED SECURITIES

         High yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility

         o        greater credit risk

         o potentially greater sensitivity to general economic or industry conditions

         o        potential lack of attractive resale opportunities
                  (illiquidity)

         o additional expenses to seek recovery from issuers who default

         The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

FOREIGN SECURITIES

         The Fund may invest up to 35% of its total assets in foreign securities. The risks which the Fund faces when it invests in securities of foreign companies and foreign governments include:

         o fluctuations in exchange rates between the U.S. dollar and foreign currencies

         o unavailable or deficient key information about an issuer, security or market

         o lack of uniform financial reporting standards and other regulatory requirements

         o expropriations, capital or currency controls, punitive taxes or nationalizations

         o economic policy changes, social and political instability, military action and war

         o        changed circumstances in dealings between nations

         o        greater volatility and illiquidity of foreign securities

         o costs incurred in connection with conversion between various currencies

         o        higher foreign brokerage commissions

         o        possible extended settlement period

         o        revaluations of currencies

         o        transfer taxes or transaction charges

         o greater difficulty in protecting and enforcing the Fund's rights

         Each of the above risks is more pronounced with respect to the Fund's investments in securities of companies and governments in the world's emerging (less developed) markets. For a further description of the Fund's investments in foreign securities, see "Investment Objectives and Policies -- Certain Practices -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts of U.S. denominated securities of foreign issuers, which shall not be included in the Fund's 35% foreign securities investment limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

DEPENDENCE ON KEY PERSONNEL

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

ILLIQUIDITY PRIOR TO EXCHANGE LISTING

         Prior to the Offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.


                           MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the officers of the Fund. Although the Fund is a Maryland corporation, Karl Otto Pohl, one of its Directors, is a resident of Germany, and substantially all of his assets are located outside of the United States. Mr. Pohl has not authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process upon him within the United States or to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in German courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund" in the SAI.

INVESTMENT ADVISER


         The Investment Adviser, whose principal business address is One Corporate Center, Rye, New York 10580, is a New York limited liability company which also serves as investment adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.3 billion as of March 31, 2001. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $10.7 billion under its management as of March 31, 2001; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $494 million as of March 31, 2001; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $473 million as of March 31, 2001; and Gabelli Fixed Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.7 billion as of March 31, 2001.


         The Investment Adviser has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated dividend rate of the Series B Preferred (prorated during the year the Series B Preferred is issued and the final year the Series B Preferred is outstanding). For additional information regarding the Investment Adviser, see "The Investment Adviser" in the SAI.

         Non-U.S. shareholders should note that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident only in the U.S. and all of its assets are situated in the U.S.

PORTFOLIO MANAGEMENT

         Mario J. Gabelli, who is Chief Investment Officer of the Investment Adviser, has managed the Fund's assets since its inception. In addition, over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company; and Director of Spinnaker Industries, Inc., a manufacturing company.

SUB-ADMINISTRATOR


         The Investment Adviser has certain administrative responsibilities to the Fund under its Advisory Agreement with the Fund. The Investment Adviser has retained PFPC, Inc. as Sub-Administrator to provide certain administrative services necessary for the Fund's operations other than those performed by the Investment Adviser under its Advisory Agreement. These services include, but are not limited to, supplying the Investment Adviser with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal audit and regulatory administration services, the preparation and distribution of materials for meeting of the Fund's Board of Directors, compliance testing of the Fund's activities and the preparation of stockholder reports, tax returns and other regulatory filings. For such services by the Sub-Administrator, the Investment Adviser pays the Sub-Administrator a monthly fee based upon the aggregate average daily net assets of certain funds advised by the Investment Adviser, including the Fund, as follows: .0275% on aggregate net assets under administration of $0-$10 billion, .0125% on aggregate net assets under administration of $10-$15 billion and .0100% on aggregate net assets under administration over $15 billion, which together with services rendered, is subject to re-negotiation if net assets under administration exceed $20 billion. The Investment Adviser also reimburses the Sub-Administrator for certain out-of-pocket expenses incurred by the Sub-Administrator as a result of its duties under the sub-administrative agreement. The Sub-Administrator has its principal office located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.


PAYMENT OF EXPENSES

         For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.


         The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, rating agency fees, charges of the custodian, any subcustodian and transfer and dividend paying agent, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


                           PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."


                      DIVIDEND AND DISTRIBUTION POLICY

DISTRIBUTION POLICY

         The Fund's policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal.

         The dividend policy of the Fund may be modified from time to time by the Board of Directors. As a regulated investment company under the Code, the Fund will not be subjected to U.S. Federal income tax on its net investment income that it distributes to shareholders, provided that at least 90% of its net investment income for the taxable year is distributed to its shareholders.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common stock and preferred stock calling for periodic distributions over a specified period of time in an amount equal to a fixed dollar amount or percentage of the Fund's average net asset value or market price per share of common stock or, in the case of the preferred stock, in accordance with its terms. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the proposed periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.



                     DESCRIPTION OF SERIES B PREFERRED


         The following is a brief description of the terms of the Series B Preferred. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. For complete terms of the Series B Preferred, including definitions of terms used in this prospectus, please refer to the actual terms of the Series B Preferred, which are set forth in the Articles Supplementary.

GENERAL


         Under the Articles Supplementary, the Fund is authorized to issue up to 10,000,000 shares of preferred stock as Series B Preferred. No fractional shares of Series B Preferred will be issued. As of March 31, 2001, there were 5,368,900 shares of Series A Preferred outstanding. The Board of
Directors reserves the right to issue additional shares of preferred stock, including Preferred Stock, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Series B Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Series B Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the shares of Preferred Stock.


RATING AGENCY GUIDELINES


         Moody's has established various requirements in connection with the Fund's receipt and maintenance of a rating for the Series B Preferred of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The requirements utilized for both the Series A and Series B Preferred have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various types of preferred stocks. The requirements are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The requirements do not have the force of law but are being adopted by the Fund in order for the above-described rating for the Series B Preferred, which may be relied upon by investors in determining whether to purchase the Series B Preferred and at what price in relation to other fixed income securities. The requirements provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable asset coverage requirements of the 1940 Act. Moody's current guidelines are included in the Articles Supplementary and are referred to in this prospectus as the "Rating Agency Guidelines."


         The Rating Agency Guidelines require that the Fund maintain a level of asset coverage that is at least equal to a Basic Maintenance Amount set by Moody's. In general terms, the Basic Maintenance Amount (as of a particular valuation date) is a dollar amount equal to the sum of:

         o the total liquidation preference of all outstanding shares of Preferred Stock;

         o        the amount of any indebtedness for borrowed money;

         o the unpaid dividends due or accruing in respect of such shares over the next 70 days; and

         o current and other liabilities of the Fund due or accruing over the next 90 days,

reduced by:

         o        the Fund's cash and

         o        certain of the Fund's high-grade investments.


In determining asset coverage, the Rating Agency Guidelines give no credit for certain securities or for shares of a particular issuer in excess of specified issuer diversification and industry concentration limitations and apply specified discounts to all other securities (except certain money market securities) that range from 5% to 75% of the market value of such securities.

         Moody's discounts are based on factors including the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the historical volatility of common stock prices in general and within particular industry groups, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), the frequency with which the relevant asset is marked to market and the amount of time the Fund may take to cure a failure to meet the Basic Maintenance Amount test. The Moody's discount percentage relating to any asset of the Fund, the assets eligible for inclusion in the calculation of adjusted assets for the purpose of meeting the Basic Maintenance Amount, and the Basic Maintenance Amount and the definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Series B Preferred by the Moody's. This feature will permit the Fund to respond to changes required or permitted by Moody's from time to time without requiring a vote of stockholders and should enhance the ability of the Fund to earn an incremental return for the holders of its common stock without impairing the rating of the Series B Preferred. For a detailed description of these provisions, which are (or are related to) the Basic Maintenance Amount and Adjusted Value, see the description in the Articles Supplementary.

         If the Fund fails to maintain asset coverage at least equal to the Basic Maintenance Amount and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Preferred Stock. See "Description of Series B Preferred -- Redemption --
Mandatory Redemption Relating to Asset Coverage Requirements." The Investment Adviser does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objectives. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.


         On or before the fifth Business Day after each quarterly valuation date, the Fund is required to deliver to Moody's a report setting forth whether the Fund was in compliance with the Rating Agency Guidelines asset coverage requirements as of the relevant valuation date. Within ten Business Days after delivery of such report to Moody's and on one other occasion chosen annually at random by Fund's independent accountants, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in, and certain other matters relating to, its most recent report.


         The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. However, failure to comply with the Rating Agency Guidelines included in the Articles Supplementary would require the Fund to redeem all or part of the Preferred Stock if such failure to comply is not cured within the specified time periods.


         A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Series B Preferred is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do Moody's requirements address the likelihood that a holder of Series B Preferred will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and the Investment Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

DIVIDENDS


         Holders of shares of Series B Preferred will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of __% of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 in each year or, if any such day is not a Business Day, the next succeeding Business Day (the "Dividend Payment Date"), commencing on September 26, 2001, to the persons in whose names the shares of Series B Preferred are registered at the close of business on the fifth preceding Business Day.


         Dividends on the shares of Series B Preferred will accumulate from the date on which such shares are issued; provided, however, that any shares of Series B Preferred issued within 30 days of the original issue date of the series, will accumulate dividends from the series' original date of issue.


         No dividends will be declared or paid or set apart for payment on shares of Series B Preferred for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Preferred Stock through the most recent dividend payment date thereof. If full cumulative dividends are not paid on the Preferred Stock, all dividends on the shares of Preferred Stock will be paid pro rata to the holders of the shares of Preferred Stock in proportion to the respective amounts of dividends accumulated but unpaid on each such Series. Holders of Series B Preferred will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.


         For so long as any shares of Preferred Stock are outstanding, the Board of Directors of the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares or rights to purchase shares of stock ranking junior to the Preferred Stock as to dividends and upon liquidation) in respect of the common stock or any other stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its common stock or any other stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation (except by conversion into or exchange for stock of the Fund ranking junior to the Preferred Stock as to dividends and upon liquidation), unless, in each case:

         o immediately after such transaction, the Fund will meet the asset coverage requirements set forth both in the Rating Agency Guidelines and under the 1940 Act (see "-- Rating Agency Guidelines" above and "-- Asset Maintenance Requirements" below);

         o full cumulative dividends on all shares of Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient cash or cash equivalents to cover such payment have been deposited with the Dividend-Disbursing Agent); and

         o the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE REQUIREMENTS

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. The Moody's requirements are summarized under "-- Rating Agency Guidelines" above. The 1940 Act requirements are summarized below.

         The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Series B Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 days, the Fund will be required under certain circumstances to redeem shares of Preferred Stock sufficient to satisfy such asset coverage. See "-- Redemption" below.


         If the shares of Series B Preferred offered hereby had been issued and sold as of December 31, 2000, the asset coverage required under the 1940 Act immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $4,383,425), would have been computed as follows:

         value of Fund assets less liabilities not constituting senior securities ($1,438,879,989) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($259,222,500)= 555%




REDEMPTION


         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared), shares of Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:


         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days following such failure; or


         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the Rating Agency Guidelines as of any valuation date, and such failure is not cured on or before the 7th day after such valuation date.


         The number of shares of Preferred Stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of Preferred Stock. In the event that shares of Preferred Stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of Preferred Stock are redeemed due to a failure to satisfy the Rating Agency Guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of Preferred Stock so that the Fund's adjusted assets (as determined in accordance with the Rating Agency Guidelines) after redemption exceed the Rating Agency Guidelines' asset coverage requirements by up to 10%.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.


         If fewer than all shares of the Preferred Stock are to be redeemed, the Fund, at its discretion will select the series from which shares will be redeemed. If fewer than all of the shares of a series of Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of such shares in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption. If fewer than all shares of the Preferred Stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder.

         Optional Redemption. Prior to __, 2006, the shares of Series B Preferred are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing __, 2006 and thereafter, the Fund may at any time redeem shares of Series B Preferred in whole or in part at the redemption price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.


         Redemption Procedures. A notice of redemption will be given to the holders of record of Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each notice of redemption will state (i) the redemption date, (ii) the number of shares of Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the redemption price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Series B Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Preferred Stock and any other outstanding class or series of preferred stock of the Fund ranking on a parity with the Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Preferred Stock and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of Series B Preferred and such other Preferred Stock and other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series B Preferred and such other Preferred Stock and other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Preferred Stock and other parity preferred stock as to liquidation.

VOTING RIGHTS

         Except as otherwise stated in this prospectus and as otherwise required by applicable law, holders of shares of Series B Preferred, along with holders of shares of Series A Preferred and any other preferred stock, will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.


         In connection with the election of the Fund's directors, holders of shares of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of shares of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Series B Preferred, Series A Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, at a special meeting of stockholders which will be called and held as soon as practicable. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Preferred Stock and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of Preferred Stock and any other preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of shares of Preferred Stock and any other preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of Preferred Stock and any other preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of the Series B Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority
(as defined in the 1940 Act) of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Preferred Stock or any other preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred
Stock are outstanding, the Corporation shall not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock (such as the Series B Preferred Stock) differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of the holders of at least a majority of the shares of Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland General Corporation Law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Series B Preferred, Series A Preferred and any other preferred stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the prospectus and the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of Preferred Stock" means, in accordance with
Section 2(a)(42) of the 1940 Act, the vote at the annual or a special meeting of the stockholders of the Fund duly called (A) of 67% or more of the shares of Preferred Stock present at such meeting, if the holders of more than 50% of the outstanding shares of Preferred Stock are present or represented by proxy or (B) more than 50% of the outstanding shares of Preferred Stock, whichever is less. The class vote of holders of shares of the Series B Preferred, Series A Preferred and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Preferred Stock and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         Under applicable Maryland law, the holders of Preferred Stock may take action or consent to any action without holding a meeting by the written consent of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Fund gives notice of the action to each stockholder not late than 10 days after the effective time of the action. Also, the calculation and the elements and definitions of the terms of the Rating Agency Guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by Moody's or is in the best interests of the holders of shares of common stock and is not adverse to the holders of Preferred Stock in view of advice to the Fund by Moody's that such modification would not adversely affect its then current rating of the shares of Series B Preferred Stock.

         The foregoing voting provisions will not apply to any shares of Series B Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient cash or cash equivalents provided to the Dividend-Disbursing Agent to effect such redemption. The holders of Series B Preferred will have no preemptive rights or rights to cumulative voting.


LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

         So long as any shares of Series B Preferred are outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

         So long as any shares of Series B Preferred are outstanding, subject to receipt of approval from Moody's, and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of preferred stock in addition to the shares of Series B Preferred, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of Preferred Stock and all other preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF SERIES B PREFERRED

         The Fund is a closed-end investment company and, as such, holders of Series B Preferred do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Series B Preferred when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and other applicable requirements.

BOOK-ENTRY

         Shares of Series B Preferred will initially be held in the name of Cede & Co ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Series B Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series B Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series B Preferred may obtain registered certificates by contacting the Transfer Agent (as defined below).


             DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES


         Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of capital stock of which 184,000,000 shares are currently classified as common stock, par value $.001 per share. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Fund's capital stock is subject to reclassification from time to time by the Board of Directors. The shares of common stock outstanding are fully paid and nonassessable. Shares of the common stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares of common stock are listed and traded on the New York Stock Exchange under the symbol "GAB."

         Preferred Stock. Currently, 16,000,000 shares of the Fund's capital stock are authorized as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of December 31, 2000, the Fund had outstanding 5,368,900 shares of Series A Preferred, which, along with the Series B Preferred being issued in connection with this prospectus, are senior securities of the Fund. The Series A Preferred is the same class as the Series B Preferred and is ranked on a parity with the Series B Preferred as to dividend and liquidation preference. Dividends on the Series A Preferred accrue at an annual rate of 7.25% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series A Preferred is listed and traded on the New York
Stock Exchange under the symbol "GAB Pr."


         The Series A Preferred is rated "aaa" by Moody's and the Fund is required to meet identical asset coverage requirements with respect to the Series A Preferred as are described in this prospectus for the Series B Preferred.

         As with the Series B Preferred, the Series A Preferred is subject to mandatory redemption in whole or in part at its redemption price if the Fund fails to maintain either of the minimum asset coverages required by Moody's or the 1940 Act. Commencing June 9, 2003 and thereafter, the Fund at its option may redeem the Series A Preferred in whole or in part for cash at a price equal to its redemption price. Prior to June 9, 2003, the Series A Preferred may be redeemed, at the option of the Fund, for a cash price equal to its redemption price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.

         All shares of Series A Preferred are fully paid and nonassessable.



         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of March 31, 2001.



                                            AMOUNT HELD BY
                                            FUND FOR ITS         AMOUNT
     CLASS OF STOCK    AMOUNT AUTHORIZED    OWN ACCOUNT        OUTSTANDING
     --------------     ---------------    ---------------    -------------


Common Stock........   184,000,000 shares      N/A         126,803,143 shares
Preferred Stock.....   16,000,000 shares       N/A          5,368,900 shares*

_______________
* Does not include the Series B Preferred Shares being offered pursuant to this prospectus.

                                  TAXATION

         The following is a description of certain U.S. Federal income tax consequences to a stockholder of acquiring, holding and disposing of Preferred Stock of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

         No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND


         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year, provided that it distributes to its stockholders at least 90% of the sum of its net investment income and any tax-exempt income for such taxable year.


         Qualification as a regulated investment company requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived from its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a regulated investment company in any year, the Fund would be subject to tax in such year on all of its taxable income, whether or not it made any distributions. To re-qualify to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         Under the Code, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year or, in the case of a fund (such as the Fund) with a fiscal year ending in November or December that makes an election, the end of its fiscal year, and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. While the Fund intends to distribute its ordinary income and capital gain net income in a manner that will minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


         If the Fund does not meet the asset coverage requirements of its Articles Supplementary and the 1940 Act, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Series B Preferred -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level Federal income taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements of its Articles Supplementary or the 1940 Act, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a regulated investment company. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.


TAXATION OF STOCKHOLDERS

         Dividends paid by the Fund are taxable to stockholders whether such dividends are paid in cash or paid in additional shares of stock under the Fund's plan for the automatic reinvestment of dividends. Dividends paid by the Fund from its net investment income are taxable to stockholders as ordinary income. Dividends paid from net capital gain (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Fund as capital gain dividends are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

         Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. See "Tax Attributes of Preferred Stock Dividends."

         Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         Gain or loss, if any, recognized on the sale of other disposition of shares of the Fund, including, without limitation, a redemption by the Fund, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be taxed as long-term or short-term gain or loss, as the case may be. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Code provides that capital gain recognized on the termination of a position held as part of a "conversion transaction" will be treated as ordinary income, to the extent the recognized gain does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A "conversion transaction," for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Series B Preferred because dividends paid with respect to the Series B Preferred will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


         Under certain provisions of the Code, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding,
(ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.


         At the time of a stockholder's purchase, the market price of the Fund's common stock or Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities at the close of the Fund's fiscal year.

         Designation of Capital Gain Dividends to Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common stock and Preferred Stock and any other preferred stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction to holders of common stock, Preferred Stock and any other preferred stock. The amount of net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction allocable among holders of the common stock, the Preferred Stock and any other preferred stock will depend upon the amount of such net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock, Preferred Stock and any other preferred stock during a taxable year.

         The Fund believes that under current law the manner in which the Fund intends to allocate net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction between shares of common stock and Preferred Stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. A more complete discussion of the tax rules applicable to the Fund can be found in the SAI which is incorporated by reference into this prospectus. For the complete provisions applicable to both stockholders and the Fund, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.


               CERTAIN PROVISIONS OF THE CHARTER AND BY LAWS


         The Fund presently has provisions in its Charter and By Laws which could have the effect of limiting, in each case:


         o the ability of other entities or persons to acquire control of the Fund;

         o     the Fund's freedom to engage in certain transactions; or


         o the ability of the Fund's Directors or shareholders to amend the Charter and By Laws or effectuate changes in the Fund's management.


These provisions may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed, but only with cause and by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.

         In addition, the affirmative vote of the holders of 66 2/3% of the Fund's outstanding shares of each class is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

         o        the merger or consolidation of the Fund with any entity;

         o the issuance of any securities of the Fund for cash to any entity or person;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);


if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Charter and By Laws of the Fund, on file with the Securities and Exchange Commission.

         The provisions of the Charter and By Laws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the shareholders generally.



          CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02019, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.


         State Street Bank and Trust Company, located at Two Heritage
Drive, Quincy, Massachusetts 02171, serves as the Fund's dividend-disbursing agent, as agent under the Fund's dividend reinvestment plan and as transfer agent and registrar for shares of the Fund.



                                UNDERWRITING

         Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Gabelli & Company, Inc are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series B Preferred set forth opposite the underwriter's name.

                 Underwriter                                          Number
                 -----------                                         of Shares
                                                                     ---------
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Gabelli & Company, Inc.                                               _______
         Total

         The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Series B Preferred included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares if they purchase any of the shares.

         The underwriters propose to offer some of the shares of Series B Preferred directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $ per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $ per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms.

         The underwriting discount of $_____ per share is equal to ___% of the initial offering price. Investors must pay for any shares of Series B Preferred on or before _________.

         Prior to the Offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.

         In connection with the offering, certain of the underwriters may purchase and sell shares of Series B Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Series B Preferred to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

         The underwriters have performed investment banking and advisory services for the Fund from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for the Fund in the ordinary course of their business.


         The underwriters have acted in the past and may continue to act from time to time during and subsequent to the completion of the offering of Series B Preferred hereunder as a broker or dealer in connection with the execution of portfolio transactions for the Fund.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.


         The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.


                               LEGAL MATTERS


         Certain matters concerning the legality under Maryland law of the Series B Preferred will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series B Preferred, and by Simpson Thacher & Bartlett, New York, New York, counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.



                                  EXPERTS


         The audited financial statements of the Fund as of December 31, 2000 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is included in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.



                           ADDITIONAL INFORMATION


         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Securities and Exchange Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's common stock and Series A Preferred are listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series B Preferred offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).


             SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.


                          TABLE OF CONTENTS OF SAI

         An SAI dated , 2001 has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:



                                                                      PAGE

INVESTMENT OBJECTIVES AND POLICIES .......................             B-2
INVESTMENT RESTRICTIONS...................................             B-14
MANAGEMENT OF THE FUND....................................             B-16
PORTFOLIO TRANSACTIONS ...................................             B-24
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN............................             B-25
TAXATION .................................................             B-27
MOODY'S DISCOUNT FACTORS .................................             B-32
NET ASSET VALUE...........................................             B-36
BENEFICIAL OWNERS.........................................             B-37
GENERAL INFORMATION.......................................             B-38
FINANCIAL STATEMENTS......................................             B-40

             ================================================

         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.



                                                                     APPENDIX A

                           CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


         You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.




                    ------------------------------------



                             TABLE OF CONTENTS

                                                                       Page


Prospectus Summary..................................................    1
Tax Attributes of Preferred Stock Dividends.........................    6
Financial Highlights................................................    8
Use of Proceeds.....................................................   11
The Fund............................................................   11
Investment Objectives and Policies..................................   11
Risk Factors and Special
     Considerations.................................................   14
Management of the Fund..............................................   17
Portfolio Transactions..............................................   19
Dividend and Distribution Policy....................................   19
Description of Series B Preferred...................................   20
Description of Capital Stock and Other
     Securities.....................................................   27
Taxation............................................................   27
Certain Provisions of the Charter and
     By Laws........................................................   31
Custodian, Transfer Agent and
     Dividend-Disbursing Agent......................................   32
Underwriting........................................................   33
Legal Matters.......................................................   34
Experts.............................................................   34
Additional Information..............................................   34
Special Note Regarding Forward-Looking Statements...................   35
Table of Contents of SAI............................................   36
Appendix A..........................................................  A-1



===============================================================================

                             [5,000,000] Shares

                       THE GABELLI EQUITY TRUST INC.

            % Tax Advantaged Series B Cumulative Preferred Stock

                             ------------------


                                 PROSPECTUS
                                _______, 2001

                                 _________


                         Salomon Smith Barney Inc.
                            Merrill Lynch & Co.
                          Gabelli & Company, Inc.





                 Subject to Completion, Dated June 11, 2001

                       THE GABELLI EQUITY TRUST INC.
                            -------------------

                    STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund. Income is a secondary investment objective. It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in equity securities.


         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated _______ __, 2001. This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the prospectus prior to purchasing shares. A copy of the prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070.
This SAI incorporates by reference the entire prospectus.


                            -------------------

                             TABLE OF CONTENTS
                                                                           Page
-------------------------------------------------------------------------------
Investment Objectives and Policies.........................................B-2
Investment Restrictions....................................................B-14
Management of the Fund.....................................................B-16
Portfolio Transactions.....................................................B-24
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan...........B-25
Taxation...................................................................B-27
Moody's Discount Factors...................................................B-32
Net Asset Value............................................................B-36
Beneficial Owners..........................................................B-37
General Information........................................................B-38
Financial Statements.......................................................B-40

         The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.


         This SAI is dated _______, __, 2001.



                     INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES

         The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" in the prospectus.

INVESTMENT PRACTICES

         Special Situations. Subject to the Fund's policy of investing at least 65% of its total assets in companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by Gabelli Funds, LLC (the "Investment Adviser") to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

         Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, including common stock, preferred stock, convertible securities, options and warrants, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the investment advisers with respect to assets so invested.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security or currency to the writer and obligating the writer to purchase the underlying security or currency from the holder.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instrument held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or
(2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S.,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it may only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Restricted and Illiquid Securities. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.


         In accordance with pronouncements of the Securities and Exchange Commission, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933 without registration under the Securities Act and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board of Directors, the function of determining and monitoring the liquidity of particular Rule 144A securities.



                          INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

         The Fund may not:

                  1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

                  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and
         (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  4. Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

                  6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

                  7. Issue senior securities, except to the extent permitted by applicable law.

                  8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                  9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                           MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, Boston Safe Deposit and Trust Company, the Fund's custodian (the "Custodian"), and State Street Bank and Trust Company, the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.


         The names and business addresses of the Directors and Officers of the Fund are set forth in the following table, together with their positions with the Fund and their principal business occupations during the past five years and their affiliations, if any, with the Investment Adviser or the Fund's Administrator. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk. Preferred Stock directors are indicated by a "+".

         As of December 31, 2000 the Directors and Officers of the Fund as a group beneficially owned 1,315,482 shares of the Fund equaling 1.21% of the Fund's outstanding shares.



                                    Position with      Principal Occupation
Name and Business Address (Age)        the Fund       During Past Five Years
--------------------------------   ----------------- ------------------------
Dr. Thomas E. Bratter (61)          Director           Director, President
One Corporate Center                                   and Founder, The
Rye, New York 10580-1434                               John Dewey Academy
                                                       (residential college
                                                       preparatory
                                                       therapeutic high
                                                       school).(7)(16)


+Anthony J. Colavita (65)            Director          President and
One Corporate Center                                   Attorney at Law in
Rye, New York 10580-1434                               the law firm of
                                                       Anthony J. Colavita,
                                                       P.C. since
                                                       1961.(1)(2)(3)(4)(5)(6)
                                                       (7)(8)(9)(10)(11)(12)
                                                       (13)(14)(15)(16)(17)(18)
                                                       (19)

+James P. Conn (63)                 Director           Former Managing
One Corporate Center                                   Director and Chief
Rye, New York 10580-1434                               Investment Officer
                                                       of Financial
                                                       Security Assurance
                                                       Holdings Ltd.
                                                       (1992-1998);
                                                       Director of
                                                       Meditrust
                                                       Corporation (real
                                                       estate investment
                                                       trust) and First
                                                       Republic
                                                       Bank.(1)(7)(10)(16)(18)


Frank J. Fahrenkopf, Jr. (61)       Director           President and Chief
One Corporate Center                                   Executive Officer of
Rye, New York 10580-1434                               the American Gaming
                                                       Association since
                                                       June 1995; Partner
                                                       of Hogan and Hartson
                                                       (law firm); Chairman
                                                       of International
                                                       Trade Practice
                                                       Group; Co-Chairman
                                                       of the Commission on
                                                       Presidential
                                                       Debates; Former
                                                       Chairman of the
                                                       Republican National
                                                       Committee.(7)(16)


*Mario J. Gabelli (58)             President,          Chairman of the
One Corporate Center           Director, and Chief     Board and Chief
Rye, New York 10580-1434        Investment Officer     Investment Officer
                                                       of Gabelli Asset
                                                       Management Inc. and
                                                       Chief Investment
                                                       Officer of Gabelli
                                                       Funds, LLC and GAMCO
                                                       Investors, Inc.;
                                                       Chairman of the
                                                       Board and Chief
                                                       Executive Officer of
                                                       Lynch Corporation
                                                       (diversified
                                                       manufacturing
                                                       company) and Lynch
                                                       Interactive
                                                       Corporation (a
                                                       multimedia and
                                                       services company);
                                                       Director of
                                                       Spinnaker
                                                       Industries, Inc.
                                                       (manufacturing
                                                       company).(1)(2)(3)(5)(6)
                                                       (7)(8)(9)(10)(11)(12)
                                                       (13)(14)(15)(16)(17)


*Karl Otto Pohl (71)                Director           Member of the
One Corporate Center                                   Shareholder
Rye, New York 10580-1434                               Committee of Sal
                                                       Oppenheim Jr. & Cie
                                                       (private investment
                                                       bank); Director of
                                                       Gabelli Asset
                                                       Management Inc.
                                                       (investment
                                                       management), Zurich
                                                       Allied (insurance
                                                       company), and
                                                       TrizecHahn Corp.
                                                       (real estate
                                                       company); Former
                                                       President of the
                                                       Deutsche Bundesbank
                                                       and Chairman of its
                                                       Central Bank Council
                                                       (1980-1991).
                                                       (1)(2)(3)(5)(6)(7)(8)(9)
                                                       (10)(11)(12) (13)(14)
                                                       (15)(16)(17)(18)(19)


Anthony R. Pustorino (75)           Director           Certified Public
One Corporate Center                                   Accountant;
Rye, New York 10580-1434                               Professor of
                                                       Accounting, Pace
                                                       University since
                                                       1965.(1)(3)(4)(5)(6)(7)
                                                       (10)(13)(16)(17)(19)


Salvatore J. Zizza (55)             Director           Chairman of The
One Corporate Center                                   Bethlehem Corp.;
Rye, New York 10580-1434                               Board Member of
                                                       Hollis Eden
                                                       Pharmaceuticals;
                                                       Former Executive
                                                       Vice President of
                                                       FMG Group (a
                                                       healthcare
                                                       provider); Former
                                                       President and Chief
                                                       Executive Officer of
                                                       the Lehigh Group
                                                       Inc. (an electrical
                                                       supply wholesaler);
                                                       Former Chairman of
                                                       the Executive
                                                       Committee and
                                                       Director of Binnings
                                                       Buildings Products,
                                                       Inc. until 1997;
                                                       Adviser to The
                                                       Gabelli Growth
                                                       Fund.(1)(5)(7)(10)(16)


Bruce N. Alpert (49)             Vice President and    Executive Vice
One Corporate Center                  Treasurer        President and Chief
Rye, New York 10580-1434                               Operating Officer of
                                                       Gabelli Funds, LLC
                                                       since 1988; Director
                                                       and President of
                                                       Gabelli Advisers,
                                                       Inc., and an officer
                                                       of all mutual funds
                                                       managed by Gabelli
                                                       Funds, LLC and its
                                                       affiliates.


James E. McKee (37)                 Secretary          Vice President,
One Corporate Center                                   General Counsel and
Rye, New York 10580-1434                               Secretary of Gabelli
                                                       Asset Management,
                                                       Inc. since 1999 and
                                                       GAMCO Investors,
                                                       Inc. since 1993;
                                                       Secretary of all
                                                       mutual funds managed
                                                       by Gabelli Funds,
                                                       LLC and its
                                                       affiliates.


Carter W. Austin (34)               Vice President     Vice President of
One Corporate Center                                   Gabelli Funds, LLC
Rye, New York 10580-1434                               since 1996.
                                                       Previously, Director
                                                       of Business
                                                       Development, for
                                                       Links Club
                                                       International (an
                                                       affiliate of the PGA
                                                       Tour).
---------------------------

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is a Director of the parent company of the Investment Adviser.


(1) Trustee of The Gabelli Asset Fund

(2) Trustee of The Gabelli Blue Chip Value Fund

(3) Director of Gabelli Capital Series Fund, Inc.

(4) Director of Comstock Funds, Inc.

(5) Director of The Gabelli Convertible Securities Fund, Inc.

(6) Director of Gabelli Equity Series Funds, Inc.

(7) Director of The Gabelli Global Multimedia Trust Inc.

(8) Director of Gabelli Global Series Funds, Inc.

(9) Director of Gabelli Gold Fund, Inc.

(10) Trustee of The Gabelli Growth Fund

(11) Director of Gabelli International Growth Fund, Inc.

(12) Director of The Gabelli Investor Funds, Inc.

(13) Trustee of The Gabelli Mathers Fund

(14) Trustee of The Gabelli Money Market Funds

(15) Trustee of The Gabelli Utilities Fund

(16) Trustee of The Gabelli Utility Trust

(17) Director of The Gabelli Value Fund Inc.

(18) Trustee of The Gabelli Westwood Funds

(19) Director of The Treasurer's Fund, Inc.


         The Board of Directors of the Fund is divided into three classes, with a class having a term of no more than three years. Each year the term of office of one class of directors expires. See "Certain Provisions of the Charter and By Laws" in the prospectus.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17J-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 742-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.


REMUNERATION OF DIRECTORS AND OFFICERS


         The Fund pays each Director who is not affiliated with the Investment Adviser a fee of $12,000 per year plus $1,500 per Directors' meeting attended and $500 per meeting by telephone, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. The aggregate remuneration (exclusive of reimbursed personal expenses) accrued by the Fund during the year ended December 31, 2000 amounted to $133,967.


         The following table shows certain compensation information for the Directors of the Fund for the year ended December 31, 2000. Officers and Directors of the Fund who are employed by the Investment Adviser received no compensation or expense reimbursement from the Fund.



                        Aggregate Compensation    Total Compensation From Fund
      Name of                    from               and Fund Complex Paid to
 Director/Officers               Fund                  Directors/Officers*
 -----------------              ------                --------------------

Mario J. Gabelli                 $ 0                       $ 0 (17)
Dr. Thomas E. Bratter         $ 18,000                   $ 31,000 (3)
Anthony J. Colavita           $ 17,467                  $ 129,967 (19)
James P. Conn                 $ 18,000                   $ 52,000 (6)
Frank J. Fahrenkopf, Jr.      $ 18,000                   $ 31,000 (3)
Karl Otto Pohl                   $ 0                       $ 0 (19)
Anthony R. Pustorino          $ 23,000                  $ 121,500 (12)
Salvatore J. Zizza            $ 18,000                   $ 55,000 (6)
Carter W. Austin              $ 134,167                  $ 134,167 (1)
------------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios from which such person received compensation.


LIMITATION OF OFFICERS' AND DIRECTOR, LIABILITY


         The By Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law. In addition, the Charter of the Fund provides that the Fund's Directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Charter or the By Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.





THE INVESTMENT ADVISER


         The Investment Adviser is a New York limited liability company that also serves as Investment Adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $10.3 billion as of March 31, 2001. The Investment Adviser is a registered investment adviser under the 1940 Act. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") a wholly-owned subsidiary of the Investment Adviser acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $10.7 billion under its management as of March 31, 2001; Gabelli Advisers, Inc. acts as to the Gabelli Westwood Funds with assets under management of approximately $494 million as of March 31, 2001; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $473 million as of March 31, 2001; and Gabelli Fixed
Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.7 billion as of March 31, 2001.


         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair over time and not disadvantageous to any such accounts. The Investment Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates

         Pursuant to an Advisory Agreement (the "Advisory Agreement"), the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, are considered to be an expense of the Fund under its Advisory Agreement.


         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Investment Adviser has in turn retained PFPC, Inc. to act as sub-administrator to the Fund. See "Management of the Fund -- Sub-Administrator" in the prospectus.


         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Series B Preferred for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Series B Preferred. The Investment Adviser has a similar arrangement in effect with respect to the Series A Preferred.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

         The Advisory Agreement was initially approved by the Board of Directors at a meeting held on July 17, 1986 and was approved most recently by the Board of Directors on May 17, 2000. The Advisory Agreement is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Investment Adviser. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect so long as continuance of the Advisory Agreement is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement.


         For each of the years ended December 31, 1998, December 31, 1999 and December 31, 2000, the Investment Adviser was paid $12,272,654, $14,000,719 and $13,085,773, respectively, for advisory and administrative services rendered to the Fund.



                           PORTFOLIO TRANSACTIONS


         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of certain debt securities and securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as the price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available


         For the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, the Fund paid a total of $836,479, $1,137,510 and $847,808, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $362,737, $554,925 and $586,533, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2000 represented approximately 68% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 78% of the aggregate dollar amount of transactions by the Fund for such period.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


                    AUTOMATIC DIVIDEND REINVESTMENT AND
                        VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the common stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to State Street, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. State Street will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

         State Street maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant. A Plan participant may send its share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the Plan participants.


                                  TAXATION

         The following discussion is a brief summary of certain additional United States Federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to Federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

GENERAL

         The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its stockholders.

         Qualification as a RIC requires, among other things, that the
Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

 TAXATION OF THE FUND

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Preferred Stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless, as in the case of the Fund, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal Federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to treat the PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year all shares that it hold in PFICs. If it makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it does not exceed prior increases.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.

HEDGING TRANSACTIONS

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

TAXATION OF STOCKHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

         Distributions of ordinary income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Ordinary income dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to stockholders within 60 days of the close of the taxable year. Distributions of net capital gain designated as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible fo the dividends received deduction.

         Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and Capital Gain Dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. Federal, state, local or foreign tax consequences to them of investing in the Fund.

BACKUP WITHHOLDING


         The Fund may be required to withhold Federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such stockholder's Federal income tax liability.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series B Preferred should consult their own tax advisers regarding the purchase, ownership and disposition of Series B Preferred.


                          MOODY'S DISCOUNT FACTORS

         The following table identifies the Moody's Discount Factors used to discount particular Moody's eligible assets for a two-week exposure period.

                                                                                                  Moody's Discount
Type of Moody's Eligible Asset:                                                                       Factor:
-------------------------------                                                                       ------

Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
     Demand or time deposits, certificates of deposit and bankers' acceptances includible in          1.00
       Moody's Short Term Money Market Instruments.............................................
     Commercial paper rated P-1 by Moody's maturing in 30 days or less.........................       1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days
       or less.................................................................................       1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less...........................       1.25
     Repurchase obligations includible in Moody's Short Term Money Market Instruments if
       term is less than 30 days and counterparty is rated at least A2.........................       1.00
     Other repurchase obligations..............................................................         *

U.S. Common Stock and Common Stock of foreign issuers for which ADRs are Traded................       3.00
Common Stock of foreign issuers (in existence for at least five years)   for which no ADRs
are traded.....................................................................................       4.00

Convertible preferred stocks...................................................................       3.00

Preferred stocks:
     Auction rate preferred stocks.............................................................       3.50
     Other preferred stocks issued by issuers in the financial and industrial industries.......       1.62
     Other preferred stocks issued by issuers in the utilities industry........................       1.40

U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below)
   with remaining terms to maturity of:
     1 year or less............................................................................       1.04
     2 years or less...........................................................................       1.09
     3 years or less...........................................................................       1.12
     4 years or less...........................................................................       1.15
     5 years or less...........................................................................       1.18
     7 years of less...........................................................................       1.21
     10 years or less..........................................................................       1.24
     15 years or less..........................................................................       1.25
     20 years or less..........................................................................       1.26
     30 years or less..........................................................................       1.26

U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less............................................................................       1.04
     2 years or less...........................................................................       1.10
     3 years or less...........................................................................       1.14
     4 years or less...........................................................................       1.18
     5 years or less...........................................................................       1.21
     7 years or less...........................................................................       1.27
     10 years or less..........................................................................       1.34
     15 years or less..........................................................................       1.45
     20 years or less..........................................................................       1.54
     30 years or less..........................................................................       1.66

Corporate evidences of indebtedness:

   Corporate evidences of indebtedness rated Aaa3 with remaining terms to maturity of:
     1 year or less............................................................................       1.10
     2 years or less...........................................................................       1.13
     3 years or less...........................................................................       1.18
     4 years or less...........................................................................       1.21
     5 years or less...........................................................................       1.23
     7 years or less...........................................................................       1.27
     10 years or less..........................................................................       1.30
     15 years or less..........................................................................       1.31
     20 years or less..........................................................................       1.32
     30 years or less..........................................................................       1.33

   Corporate evidences of indebtedness rated Aa3 with remaining terms to maturity of:
     1 year or less............................................................................       1.15
     2 years of less...........................................................................       1.20
     3 years or less...........................................................................       1.23
     4 years or less...........................................................................       1.27
     5 years or less...........................................................................       1.29
     7 years or less...........................................................................       1.33
     10 years or less..........................................................................       1.36
     15 years or less..........................................................................       1.37
     20 years or less..........................................................................       1.38
     30 years or less..........................................................................       1.39

   Corporate evidences of indebtedness rated A3 with remaining terms to maturity of:
     1 year or less............................................................................       1.20
     2 years or less...........................................................................       1.26
     3 years or less...........................................................................       1.29
     4 years or less...........................................................................       1.33
     5 years or less...........................................................................       1.35
     7 years or less...........................................................................       1.39
     10 years or less..........................................................................       1.42
     15 years or less..........................................................................       1.43
     20 years or less..........................................................................       1.45
     30 years or less..........................................................................       1.45

   Corporate evidences of indebtedness rated at least Baa3 with remaining terms of maturity  of:
     1 year or less............................................................................       1.25
     2 years or less...........................................................................       1.31
     3 years or less...........................................................................       1.35
     4 years or less...........................................................................       1.38
     5 years or less...........................................................................       1.41
     7 years or less...........................................................................       1.45
     10 years or less..........................................................................       1.48
     15 years or less..........................................................................       1.50
     20 years or less..........................................................................       1.51
     30 years or less..........................................................................       1.52

   Corporate evidences of indebtedness rated at least Ba3 with remaining terms of maturity of:
     1 year or less............................................................................       1.36
     2 years or less...........................................................................       1.42
     3 years or less...........................................................................       1.46
     4 years or less...........................................................................       1.50
     5 years or less...........................................................................       1.53
     7 years or less...........................................................................       1.57
     10 years or less..........................................................................       1.61
     15 years or less..........................................................................       1.62
     20 years or less..........................................................................       1.64
     30 years or less..........................................................................       1.64

   Corporate evidences of indebtedness rated at least B1 and B2 with remaining terms of maturity of:
     1 year or less............................................................................       1.46
     2 years or less...........................................................................       1.53
     3 years or less...........................................................................       1.57
     4 years or less...........................................................................       1.61
     5 years or less...........................................................................       1.65
     7 years or less...........................................................................       1.70
     10 years or less..........................................................................       1.73
     15 years or less..........................................................................       1.75
     20 years or less..........................................................................       1.76
     30 years or less..........................................................................       1.77

   Convertible corporate evidences of indebtedness with senior debt securities rated Aa3 issued by the following type of issuers:
     Utility...................................................................................       1.28
     Industrial................................................................................       1.75
     Financial.................................................................................       1.53
     Transportation............................................................................       2.13

   Convertible corporate evidences of indebtedness with senior debt securities rated A3 issued by the following type of issuers:
     Utility...................................................................................       1.33
     Industrial................................................................................       1.80
     Financial.................................................................................       1.58
     Transportation............................................................................       2.18

   Convertible corporate evidences of indebtedness with senior debt securities rated Baa3 issued by the following type of issuers:
     Utility...................................................................................       1.48
     Industrial................................................................................       1.95
     Financial.................................................................................       1.73
     Transportation............................................................................       2.33
   Convertible corporate bonds with senior debt securities rated Ba3 issued by the following type of issuers:
     Utility...................................................................................       1.49
     Industrial................................................................................       1.96
     Financial.................................................................................       1.74
     Transportation............................................................................       2.34
   Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:
     Utility...................................................................................       1.59
     Industrial................................................................................       2.06
     Financial.................................................................................       1.84
     Transportation............................................................................       2.44

*   Discount Factor applicable to underlying assets


                              NET ASSET VALUE

         The net asset value of the Fund's common shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in financial newspapers of general circulation as of the last day of each week.

         Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market which are Nasdaq National Market securities are valued at the last sale price as of the close of regular trading on the day the securities are being valued. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors of the Fund determines that such valuation does not constitute fair value.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and less the liquidation value of any preferred stock outstanding by the total number of shares outstanding at such time.





                                        BENEFICIAL OWNERS



 Name and Address of
Beneficial/Record Owner                                     Amount of Shares and
as of March 5, 2001                  Title of Class          Nature of Ownership    Percent of Class
-----------------------              --------------          -------------------    ----------------
Cede & Co.*                              Common             107,471,126 (record)         85.75%
P.O. Box 20
Bowling Green Station                  Preferred              5,313,885 (record)         98.98%
New York, NY 10274


Salomon Smith Barney Inc.**              Common              20,802,318 (record)         16.41%
333 W. 34th Street
New York, NY 10001                     Preferred              1,535,922 (record)         28.61%

Charles Schwab & Co., Inc.**             Common               7,097,715 (record)          5.60%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

A.G. Edwards & Sons, Inc.**              Common              12,549,337 (record)          9.90%
125 Broad Street, 40th Fl.
New York, NY 10004

Prudential Securities Inc.**             Common               6,916,745 (record)          5.45%
c/o ADP Proxy Services
51 Mercedes Way                        Preferred                431,570 (record)          8.04%
Edgewood, NY 11717

Merrill Lynch**                          Common               6,774,328 (record)          5.34%
4 Corporate Place
Corporate Park 287                     Preferred                279,889 (record)          5.21%
Piscataway, NJ 08855

Paine Webber Inc.**                    Preferred                825,162 (record)         15.37%
1000 Harbor Blvd.
Weehawken, NJ 07087

National Financial Services Corp.**    Preferred                588,048 (record)         10.95%
200 Liberty Street
New York, NY 10281

*        A nominee partnership of The Depository Trust Company.
**       Shares held at The Depository Trust Company.

         As of December 31, 2000, the Directors and Officers of the Fund as a group beneficially owned approximately 1.21% of the outstanding shares of the Fund's common stock.






                            GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

         The Depository Trust Company ("DTC") will act as securities depository for the shares of Series B Preferred offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

         Beneficial owners may obtain certificates representing the securities by contacting State Street Bank and Trust Company, which acts as transfer agent for the Fund's shares.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the offering of the Series B Preferred.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund. As the Fund's independent accountants PricewaterhouseCoopers LLP is responsible for auditing the Fund's financial statements in accordance with Generally Accepted Accounting Principles. PricewaterhouseCoopers LLP also prepares a report of its findings thereon and presents its findings to the Fund's Board of Directors. PricewaterhouseCoopers LLP also reviews the Fund's state and Federal income tax returns prepared by the Fund's Administrator. For its services, PricewaterhouseCoopers LLP charges fees which are paid by the Fund.


                            FINANCIAL STATEMENTS


         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2000, is also incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 7, 2001. The report of PricewaterhouseCoopers LLP in respect of those financial statements is attached hereto. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).



                     Report of Independent Accountants

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights appearing on pages 12 through 25 of the December 31, 2000 Annual Report to Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") present fairly, in all material respects, the financial position of the Equity Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


We have also previously audited, in accordance with auditing standards generally accepted in the United States of America, the statements of assets and liabilities, including the portfolio of investments, of the Equity Trust at December 31, 1999 and 1998, and the related statements of operations for the years ended December 31, 1999 and 1998 and the statement of changes in net assets for the year ended December 31, 1998 (none of which are presented in the December 31, 2000 Annual Report to Shareholders); and we expressed unqualified opinions on those financial statements. In our opinion, the information set forth in the senior securities table for the Equity Trust's Series A Preferred shares for each of the three years in the period ended December 31, 2000, appearing on page 13 of the Equity Trust's Registration Statement on Form N-2, is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 2001


                                   PART C
                             OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (1) Financial Statements:

         Financial Statements included in Part A (Prospectus) of this Registration Statement and Amendment:

         (a) Financial Highlights for each of the years ended December 31, 1991-2000.

         Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement and Amendment:

         (b) Portfolio of Investments, December 31, 2000.(1)
         (c) Statement of Assests and Liabilities, December 31, 2000(1)
         (d) Statement of Operations for the Year Ended December 31, 2000.(1)
         (e) Statement of Changes in Net Assets.(1)
         (f) Notes to Financial Statements.(1)
         (g) Report of Independent Accountants.


     (2) (a) (1)    Articles of Incorporation(2)
             (2)    (A) Articles Supplementary relating to 7.25% Tax
                        Advantaged Cumulative Preferred Stock(2)
                    (B) Form of Articles of Amendment to The Gabelli Equity
                        Trust Inc. relating to the 7.25% Tax Advantaged Cumulative Preferred Stock(6)
             (3)    Articles Supplementary relating to ___% Tax Advantaged
                    Series B Cumulative Preferred Stock(6)
         (b) Amended and Restated By Laws as of May 16, 2001(6)
         (c) Not Applicable
         (d) Specimen Stock Certificate:
             ___ % Tax Advantaged Series B Cumulative Preferred Stock(6)
         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase
             Plan(2)
         (f) Not Applicable
         (g) Investment Advisory Agreement between the Fund and Gabelli Funds LLC(4)
         (h) Form of Underwriting Agreement(3)
         (i) Not Applicable
         (j) Custodial Contract between the Fund and Boston Safe Deposit and Trust Company(2)
         (k) (1)   Registrar, Transfer Agency and Service Agreement between
                   the Fund and State Street Bank and Trust Company(4)
             (2)   Transfer Agent and Registrar Services Fee Agreement between the Fund and State Street Bank and Trust Company(4)
         (l) Opinion and Consent of Counsel(3)
         (m) Not Applicable
         (n) Consent of PricewaterhouseCoopers LLP(6)
         (o) Not Applicable
         (p) Purchase Agreement between the Fund and The Gabelli Equity Trust Inc. (2)
         (q) Not Applicable
         (r) Code of Ethics(5)
         (s) Power of Attorney (6)


---------
(1) Incorporated by reference from Registrant's Annual Report for the year ended December 31, 2000, File No. 811-4700, as filed with the Securities and Exchange Commission on March 7, 2001.

(2) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 Nos. 333-45951 and 811-4700; as filed with the Securities and Exchange Commission on February 10, 1998 (EDGAR Accession No.
     0000950123-99-003497).

(3)  To be filed by amendment.

(4) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, File Nos. 333-62323 and 811-4700, as filed with the Securities and Exchange Commission on October 13, 1995 (EDGAR Accession No.
     0000950123-95-002829).

(5) Incorporated by reference from Registrant's Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2, File Nos. 333-47012 and 811-4700; as filed with the Securities and Exchange Commission on December 12, 2000 (EDGAR Accession No.
     0000950123-00-011158).

(6)  Filed herewith


Item 25. Marketing Arrangements

     See Exhibit 2(h) to this Registration Statement.


Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


         Securities and Exchange Commission Registration fees....    $   31,250

         New York Stock Exchange listing fee.....................    $   47,800

         Moody's rating fee......................................    $   31,250

         Printing and engraving expenses.........................    $  100,000

         Auditing fees and expenses..............................    $   50,000

         Legal fees and expenses.................................    $  150,000

         Blue Sky fees and expenses..............................    $   20,000

         Miscellaneous...........................................    $   10,000

                  Total..........................................    $  440,300
                                                                  =============



Item 27. Persons Controlled by or Under Common Control with Registrant

         Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Westwood Funds, each a Massachusetts Business Trust, The Gabelli Money Market Funds, a Delaware Business Trust, The Gabelli Global Multimedia Trust Inc., The Gabelli Value Fund Inc., The Gabelli Investor Fund, Inc., Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Fund, Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.



Item 28.  Number of Holders of Securities as of March 31, 2001


                                                                    Number of
         Title of Class                                          Record Holders
         --------------                                          --------------

         Common Stock, par value $.001 per share................     77,313

         7.25% Tax Advantaged Cumulative
           Preferred Stock, par value $.001 per share...........      6,428


Item 29.  Indemnification

         The response of this Item is incorporated by reference to the caption "Capital Stock - Limitation of Officers' and Directors' Liability" set forth in the prospectus.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities under the Securities Act (other than payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



Item 30. Business and Other Connections of the Investment Adviser


         Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 by Gabelli Funds, LLC (SEC File No. 333-42780).



Item 31. Location of Accounts and Records

         Gabelli Funds, LLC
         One Corporate Center
         Rye, New York  10580
           (with respect to its services as Investment Adviser)

         State Street Bank and Trust Company
         Two Heritage Drive
         Quincy, Massachusetts  02171
           (with respect to its services as transfer agent, dividend disbursing agent and registrar)

         Boston Safe Deposit and Trust Company
         One Boston Place
         Boston, Massachusetts  02108
           (with respect to its services as custodian)

         PFPC, Inc.
         101 Federal Street
         Boston, Massachusetts  02110
           (with respect to its services as sub-Administrator)


Item 32. Management Services

         Not applicable.


Item 33. Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.    Not applicable.

         3.    Not applicable.

         4.    Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

               Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.


         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any SAI constituting Part B of this Registration Statement.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, State of New York on the 11th day of June, 2001.

                                            THE GABELLI EQUITY TRUST INC.

                                            By:   /s/ BRUCE N. ALPERT
                                            -----------------------------


                                            Bruce N. Alpert
                                            Principal Executive Officer









Name                                    Title                           Date
----                                    -----                           ----

         *
----------------------                  Chairman of the Board,   11 June, 2001
Mario J. Gabelli                        President & Chief
                                        Investment Officer

         *
--------------------------              Director                 11 June, 2001
Dr. Thomas E. Bratter


         *
----------------------                  Director                 11 June, 2001
Anthony J. Colavita


         *
----------------------                  Director                 11 June, 2001
James P. Conn


         *
-----------------------------           Director                 11 June, 2001
Frank J. Fahrenkopf, Jr.


         *
----------------------                  Director                 11 June, 2001
Karl Otto Pohl

         *
----------------------                  Director                 11 June, 2001
Anthony R. Pustorino


         *
----------------------                  Director                 11 June, 2001
Salvatore J. Zizza

/s/ Bruce N. Alpert
----------------------                  Vice President &         11 June, 2001
Bruce N. Alpert                         Treasurer


/s/ Bruce N. Alpert
----------------------                                           11 June, 2001
Bruce N. Alpert
   as attorney in fact


* Pursuant to a Power of Attorney incorporated by reference as Exhibit S hereto



                      SCHEDULE OF EXHIBITS TO FORM N-2
Exhibit                                                                   Page
Number      Exhibit                                                      Number
------      -------                                                      ------


Exhibit A   (1)    Articles of Incorporation*..................................
            (2)(A) Articles Supplementary relating to 7.25%
                   Tax Advantaged Cumulative Preferred Stock*..................
               (B) Form of Articles of Amendment of The Gabelli Equity Trust
                   Inc. relating to the 7.25% Tax Advantaged Cumulative
                   Preferred Stock.............................................
            (3)    Form of Articles Supplementary relating to ___%
                   Tax Advantaged Series B Cumulative Preferred Stock..........
Exhibit B   Amended and Restated By Laws as of May 16, 2001....................
Exhibit C   Not Applicable.....................................................
Exhibit D   Specimen Stock Certificate ___% Tax Advantaged Series B
            Cumulative Preferred Stock.........................................
Exhibit E   Automatic Dividend Reinvestment and Voluntary Cash
            Purchase Plan*.....................................................
Exhibit F   Not Applicable.....................................................
Exhibit G   Investment Advisory Agreement*.....................................
Exhibit H   Form of Underwriting Agreement.....................................
Exhibit I   Not Applicable.....................................................
Exhibit J   Custodian Agreement*...............................................
Exhibit K   Not Applicable.....................................................
Exhibit L   Opinion and Consent of Counsel.....................................
Exhibit M   Not Applicable.....................................................
Exhibit N   Consent of PricewaterhouseCoopers LLP..............................
Exhibit O   Not Applicable.....................................................
Exhibit P   Not Applicable.....................................................
Exhibit Q   Not Applicable.....................................................
Exhibit R   Code of Ethics*....................................................
Exhibit S   Power of Attorney..................................................
---------
*    Previously filed and incorporated by reference.




Exhibit A(2)(B)



                           ARTICLES OF AMENDMENT

                                     OF

                       THE GABELLI EQUITY TRUST INC.

         The Gabelli Equity Trust Inc., a Maryland corporation (the "Corporation"), hereby certifies as follows:

         FIRST: The Charter of the Corporation is hereby amended by deleting from Article I of the Articles Supplementary of the Corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on June 8, 1998 (the "1998 Articles Supplementary"), the following:

                  ""Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of each series of Cumulative Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (B) to the extent not included in (a) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a series of the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding;
         (C) the Corporation's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Corporation on Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Corporation during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (D) any current liabilities of the Corporation as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii)
         (A) the Adjusted Value of any of the Corporation's assets or (B) the face value of any of the Corporation's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or evidence of in debtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Corporation's custodian bank in a segregated account or deposited by the Corporation with the Dividend-Disbursing Agent for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D); and provided that in the event the Corporation has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend-Disbursing Agent for the payment of the repurchase price the Corporation may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above."

and inserting in its place the following:

                  ""Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (B) to the extent not included in (A) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (C) the Corporation's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Corporation on Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Corporation during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (D) any current liabilities of the Corporation as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii)
         (A) the Adjusted Value of any of the Corporation's assets or (B) the face value of any of the Corporation's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Corporation's custodian bank in a segregated account or deposited by the Corporation with the Dividend-Disbursing Agent for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D); and provided that in the event the Corporation has repurchased Preferred Stock and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend-Disbursing Agent for the payment of the repurchase price the Corporation may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from (i) above.

         SECOND: The Charter of the Corporation is hereby amended by deleting from Article 1 of the 1998 Articles Supplementary the following:

                  ""Date of Original Issue" shall have the meaning set forth in paragraph 1(a) of Article II hereof."

and inserting in its place the following:

                  ""Date of Original Issue" means June 9, 1998 and shall have a correlative meaning with respect to any other class or series of Preferred Stock."

         THIRD: The Charter of the Corporation is hereby amended by deleting from Article 1 of the 1998 Articles Supplementary the following:

                  ""Dividend Payment Date" means, with respect to the Preferred Stock, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 1(a) of Article II hereof and shall have a correlative meaning with respect to any other class or series of Preferred Stock."

and inserting in its place the following:

                  ""Dividend Payment Date" means, with respect to the Cumulative Preferred Stock, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 1(a) of Article II hereof and shall have a correlative meaning with respect to any other class or series of Preferred Stock."

         FOURTH: The Charter of the Corporation is hereby amended by deleting from Paragraph 1(b) (i) and (ii) of Article II of the 1998 Articles Supplementary the following:

                  "(b)(i) No dividends shall be declared or paid or set apart for payment on shares of Cumulative Preferred Stock or any Dividend Period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all Outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Dates therefor. If full cumulative dividends are not paid on the shares of Cumulative Preferred Stock, any dividends on the shares of Cumulative Preferred Stock shall be paid pro rata on all Outstanding shares of Cumulative Preferred Stock. No holders of shares of Cumulative Preferred Stock shall be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in this paragraph 1(b)(i) on shares of Cumulative Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payments on any shares of Cumulative Preferred Stock that may be in arrears.

                  (ii) For so long as shares of Cumulative Preferred Stock are Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other stock of the Corporation ranking junior to or on parity with the Cumulative Preferred Stock as to dividends or upon liquidation (except by conversion into or exchange for stock of the Corporation ranking junior to or on parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately thereafter, the aggregate Adjusted Value of the Corporation's Moody's Eligible Assets shall equal or exceed the Basic Maintenance Amount and the Corporation shall have Asset Coverage, (B) full cumulative dividends on all shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or shall have been declared and sufficient funds for the payment thereof deposited with the Dividend-Disbursing Agent) and (C) the Corporation has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision contained herein for mandatory redemption."

and inserting in its place the following:

                  "(b)(i) No dividends shall be declared or paid or set apart for payment on shares of Cumulative Preferred Stock or any Dividend Period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all Outstanding shares of Preferred Stock through the most recent Dividend Payment Dates therefor. If full cumulative dividends are not paid on the shares of Preferred Stock, any dividends on the shares of Preferred Stock shall be paid pro rata on all Outstanding shares of Preferred Stock in proportion to the declared dividend rate to which each such class or series of Preferred Stock is entitled. No holders of shares of Cumulative Preferred Stock shall be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in this paragraph 1(b)(i) on shares of Cumulative Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payments on any shares of Cumulative Preferred Stock that may be in arrears.

                  (ii) For so long as shares of Cumulative Preferred Stock are Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation (except by conversion into or exchange for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately thereafter, the aggregate Adjusted Value of the Corporation's Moody's Eligible Assets shall equal or exceed the Basic Maintenance Amount and the Corporation shall have Asset Coverage, (B) full cumulative dividends on all shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or shall have been declared and sufficient funds for the payment thereof deposited with the Dividend-Disbursing Agent) and (C) the Corporation has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision contained herein for mandatory redemption."

         FIFTH: The Charter of the Corporation is hereby amended by deleting from Paragraph 4(a) of Article II of the 1998 Articles
Supplementary the following:

                  "Except as otherwise provided by law or as specified in the Charter, each holder of shares of Cumulative Preferred Stock and any other Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stock holders of the Corporation, and the holders of Outstanding shares of Preferred Stock, including Cumulative Preferred Stock, and of shares of Common Stock shall vote together as a single class; provided, however, that at any meeting of the stockholders of the Corporation held for the election of directors, the holders of Outstanding shares of Preferred Stock, including Cumulative Preferred Stock, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two of the Corporation's directors. Subject to paragraph 4(b) of Article II hereof, the holders of Outstanding shares of capital stock of the Corporation, including the holders of Outstanding shares of Preferred Stock, including the Cumulative Preferred Stock, voting as a single class, shall elect the balance of the directors."

and inserting in its place the following:

                  "(a)     General

                           Except as otherwise provided by law or as specified in the Charter, each holder of shares of Cumulative Preferred Stock and any other Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation, and the holders of Outstanding shares of Preferred Stock, including Cumulative Preferred Stock, and of shares of Common Stock shall vote together as a single class; provided, however, that at any meeting of the stockholders of the Corporation held for the election of directors, the holders of Outstanding shares of Preferred Stock, including Cumulative Preferred Stock, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect a number of Corporation's directors, such that following the election of directors at the meeting of the stockholders, the Corporation's Board of Directors shall contain two directors elected by the holders of the Outstanding Shares of Preferred Stock, including the Cumulative Preferred Stock. Subject to paragraph 4(b) of Article II hereof, the holders of Outstanding shares of capital stock of the Corporation, including the holders of Outstanding shares of Preferred Stock, including the Cumulative Preferred Stock, voting as a single class, shall elect the balance of the directors."

         SIXTH: The Charter of the Corporation is hereby amended by deleting from paragraph 4(d)(iv) of Article II of the 1998 Articles Supplementary the following:

                  "(iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional directors elected by the holders of Preferred Stock, including Cumulative Preferred Stock, pursuant to paragraph 4(b) above shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders of Preferred Stock, including Cumulative Preferred Stock, to elect additional directors pursuant to paragraph 4(b) above shall cease, subject to the provisions of the last sentence of paragraph 4(b);"

and inserting in its place the following:

                  "(iv) Upon the expiration of a Voting Period, the terms of office of the additional directors elected by the holders of Preferred Stock, including Cumulative Preferred Stock, pursuant to paragraph 4(b) above shall terminate at the earliest time permitted by law, and the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders of Preferred Stock, including Cumulative Preferred Stock, to elect additional directors pursuant to paragraph 4(b) above shall cease, subject to the provisions of the last sentence of paragraph 4(b);"

         SEVENTH: The Charter of the Corporation is hereby amended by deleting from paragraph 5(c) of Article II of the 1998 Articles
Supplementary the following:

                  "(c) Failure to Maintain Moody's Eligible Assets having an Adjusted Value at Least Equal to the Basic Maintenance Amount.

                  If the Corporation fails to have Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount as provided in paragraph 5(a)(ii)(A) above and such failure is not cured, the Corporation shall, on or prior to the Basic Maintenance Amount Cure Date, (i) give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Cumulative Preferred Stock or other Preferred Stock to enable it to meet the requirements of paragraph 5(a)(ii)(A) above, and, at the Corporation's discretion, such additional number of shares of Cumulative Preferred Stock in order that the Corporation have Adjusted Assets with respect to the remaining shares of Cumulative Preferred Stock and any other Preferred Stock remaining Outstanding after such redemption as great as 110% of the Basic Maintenance Amount, and (ii) deposit with the Dividend-Disbursing Agent Deposit Assets having an initial combined value sufficient to effect the redemption of the shares of Cumulative Preferred Stock or other Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof."

and inserting in its place the following:

                  "(c) Failure to Maintain Moody's Eligible Assets having an Adjusted Value at Least Equal to the Basic Maintenance Amount.

                  If the Corporation fails to have Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount as provided in paragraph 5(a)(ii)(A) above and such failure is not cured, the Corporation shall, on or prior to the Basic Maintenance Amount Cure Date, (i) give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Cumulative Preferred Stock or other Preferred Stock to enable it to meet the requirements of paragraph 5(a)(ii)(A) above, and, at the Corporation's discretion, such additional number of shares of Cumulative Preferred Stock or other Preferred Stock in order that the Corporation have Adjusted Assets with respect to the remaining shares of Cumulative Preferred Stock and any other Preferred Stock remaining Outstanding after such redemption as great as 110% of the Basic Maintenance Amount, and (ii) deposit with the Dividend-Disbursing Agent Deposit Assets having an initial combined value sufficient to effect the redemption of the shares of Cumulative Preferred Stock or other Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof."

         EIGHTH: The amendments contemplated by these Articles of Amendment were advised by the Board of Directors of the Corporation in accordance with the provisions of the Maryland General Corporation Law. No stock entitled to be voted on the matter was outstanding or subscribed for at the time of approval of the amendments set forth in these Articles of Amendment.

         NINTH: The amendments contemplated by these Articles of Amendment do not increase the authorized stock of the Corporation.


         IN WITNESS WHEREOF, The Gabelli Equity Trust Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on ________________, 2001.

ATTEST:                                     THE GABELLI EQUITY TRUST INC.


___________________________                 By: __________________________
Name:                                           Name:
Secretary                                       President




         THE UNDERSIGNED, President of The Gabelli Equity Trust Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             ---------------------------------
                                             President



Exhibit A(3)



                           ARTICLES SUPPLEMENTARY
                     CREATING AND FIXING THE RIGHTS OF
                  [__]% TAX ADVANTAGED SERIES B CUMULATIVE
              PREFERRED STOCK OF THE GABELLI EQUITY TRUST INC.


         THE GABELLI EQUITY TRUST INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

         FIRST: The Board of Directors of the Corporation, at a meeting duly convened and held on May 16, 2001, pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, adopted a resolution reclassifying 8,000,000 unissued shares of the Common Stock, par value $.001 per share, of the Corporation as a series of preferred stock, par value $.001 per share, of the Corporation designated as the "[__]% Tax Advantaged Series B Cumulative Preferred Stock" (the "Series B Preferred Stock") by setting or changing before the issuance of such shares the preferences, voting powers, rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof as hereinafter set forth. Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article SIXTH of the Charter of the Corporation, the Board of Directors has authorized the issuance of 10,000,000 shares of Series B Preferred Stock and has provided for the issuance of shares of such series.

         SECOND: A description of the shares so reclassified with the preferences, voting powers, rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of the Series B Preferred Stock of the Corporation as set by the Board of Directors are as follows:

                                 ARTICLE I

                                DEFINITIONS

         Unless the context or use indicates another or different meaning or intent, the following terms when used in these Articles Supplementary shall have the meanings set forth below, whether such terms are used in the singular or plural and regardless of their tense:

         "Accountant's Confirmation" means a letter from an Independent Accountant delivered to Moody's with respect to certain Basic Maintenance Reports substantially to the effect that:

                  (a) the Independent Accountant has read the Basic Maintenance Report or Reports prepared by the Administrator during the referenced calendar year that are referred to in such letter (the
"Reports");

                  (b) with respect to the issue size compliance, issuer diversification and industry diversification calculations, such calculations and the resulting Market Value of the Moody's Eligible Assets included in the Reports and the Adjusted Value of the Moody's Eligible Assets included in the Reports are numerically correct;

                  (c) with respect to the excess or deficiency of the Adjusted Value of the Moody's Eligible Assets included in the Reports when compared to the Basic Maintenance Amount calculated for Moody's the results of the calculation set forth in the Reports have been recalculated and are numerically correct;

                  (d) with respect to the Moody's and S&P ratings on corporate evidences of indebtedness, convertible corporate evidences of indebtedness and preferred stock listed in the Reports, that information has been traced and agrees with the information provided directly or indirectly by the respective rating agencies (in the event such information does not agree or such information is not listed in the accounting records of the Corporation, the Independent Accountants will inquire of the rating agencies what such information is, and provide a listing in their letter of such differences, if any);

                  (e) With respect to issuer name and coupon or dividend rate listed in the Reports, that information has been traced and agrees with information listed in the accounting records of the Corporation;

                  (f) With respect to issue size listed in the Reports, that information has been traced and agrees with information provided by Bloomberg Financial Service or such other services as Moody's may authorize from time to time;

                  (g) with respect to the prices (or alternative permissible factors used in calculating the Market Value as provided by these Articles Supplementary) provided by the Administrator of the Corporation's assets for purposes of valuing securities in the portfolio, the Independent Accountant has traced the price used in the Reports to the price provided by such Administrator (in accordance with the procedures provided in these Articles Supplementary) and verified that such information agrees (in the event such information does not agree, the Independent Accountants will provide a listing in their letter of such differences); and

                  (h) with respect to the description of each security included in the Reports, the description of Moody's Eligible Assets has been compared to the definition of Moody's Eligible Assets contained in these Articles Supplementary, and the description as appearing in the Reports agrees with the definition of Moody's Eligible Assets as described in these Articles Supplementary.

         Each such letter may state that: (i) such Independent Accountant has made no independent verification of the accuracy of the description of the investment securities listed in the Reports or the Market Value of those securities nor have they performed any procedures other than those specifically outlined above for the purposes of issuing such letter; (ii) unless otherwise stated in the letter, the procedures specified therein were limited to a comparison of numbers or a verification of specified computations applicable to numbers appearing in the Reports and the schedule(s) thereto; (iii) the foregoing procedures do not constitute an examination in accordance with generally accepted auditing standards and the Reports contained in the letter do not extend to any of the Corporation's financial statements taken as a whole; (iv) such Independent Accountant does not express an opinion as to whether such procedures would enable such Independent Accountant to determine that the methods followed in the preparation of the Reports would correctly determine the Market Value or Discounted Value of the investment portfolio; (v) accordingly, such Independent Accountant expresses no opinion as to the information set forth in the Reports or in the schedule(s) thereto and makes no representation as to the sufficiency of the procedures performed for the purposes of these Articles Supplementary.

         Such letter shall also state that the Independent Accountant is an "independent accountant" with respect to the Corporation within the meaning of the Securities Act of 1933, as amended, and the related published rules and regulations thereunder.

         "Adjusted Value" of each Moody's Eligible Asset shall be computed as follows:

                  (a) Cash shall be valued at 100% of the face value thereof; and

                  (b) all other Moody's Eligible Assets shall be valued at the Discounted Value thereof; and

                  (c) each asset that is not a Moody's Eligible Asset shall be valued at zero.

         "Administrator" shall mean the other party to the Administration Agreement with the Corporation which shall initially be PFPC.

         "Adviser" means Gabelli Funds, Inc., a New York corporation, or such other person as shall be serving as the investment adviser of the Corporation.

         "Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%, or such other percentage as may be required under the 1940 Act, with respect to all Outstanding senior securities of the Corporation constituting stock, including all Outstanding shares of Series B Preferred Stock.

         "Asset Coverage Cure Date" means, with respect to the failure by the Corporation to maintain Asset Coverage (as required by paragraph 5(a)(i) of Article II hereof) as of the last Business Day of each March, June, September and December of each year, 60 days following such Business Day.

         "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (a) the sum of (i) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (ii) to the extent not included in (i) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding;
(iii) the Corporation's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Corporation on Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Corporation during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (iv) any current liabilities of the Corporation as of such Valuation Date to the extent not reflected in any of (a)(i) through (a)(iii) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (b) (i) the Adjusted Value of any of the Corporation's assets or (ii) the face value of any of the Corporation's assets if, in the case of both (b)(i) and (b)(ii), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Corporation's custodian bank in a segregated account or deposited by the Corporation with the Dividend-Disbursing Agent for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of
(a)(ii) through (a)(iv); and provided that in the event the Corporation has repurchased Preferred Stock and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend-Disbursing Agent for the payment of the repurchase price the Corporation may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from
(a) above.

         "Basic Maintenance Cure Date" means 7 calendar days following a Valuation Date, such date being the last day upon which the Corporation's failure to comply with paragraph 5(a)(ii)(A) of Article II hereof could be cured.

         "Basic Maintenance Report" means a report prepared by the Administrator of the Corporation which sets forth, as of the related Valuation Date, Moody's Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate), and the Basic Maintenance Amount.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

         "Charter" means the Articles of Incorporation, as amended and supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of the State of Maryland.

         "Common Stock" means the Common Stock, par value $.001 per share, of the Corporation.

         "Corporation" means The Gabelli Equity Trust Inc., a Maryland corporation.

         "Date of Original Issue" means [__] and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

         "Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Corporation has Moody's Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

         "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of a non-convertible fixed income instrument, the lower of the principal amount (accreted principal to the extent such instrument accretes interest) or liquidation preference and the Market Value thereof or (B) in the case of any other Moody's Eligible Assets, the Market Value thereof, divided by the applicable Moody's Discount Factor.

         "Dividend-Disbursing Agent" means State Street Bank and Trust Company and its successors or any other dividend-disbursing agent appointed by the Corporation.

         "Dividend Payment Date" means, with respect to the Series B Preferred Stock, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 1(a) of Article II hereof and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

         "Dividend Period" shall have the meaning set forth in paragraph 1(a) of Article II hereof.

         "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is with respect to the Corporation an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

         "Liquidation Preference" shall, with respect to the Series B Preferred Stock, have the meaning set forth in paragraph 2(a) of Article II hereof and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

         "Market Value" means the amount determined by the Administrator with respect to specific Moody's Eligible Assets as follows: securities which are traded on a nationally recognized stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean of the most recent bid and asked prices on the day the securities are being valued as reported by Nasdaq, or in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as is determined by or under the direction of the Board of Directors in good faith to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as is determined by or under the direction of Board of Directors in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on one or more foreign exchanges are valued at the closing price on the principal such exchange immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost or such amount as is determined by or under the direction of, the Board of Directors to constitute fair value.

Notwithstanding the foregoing, "Market Value" may, at the option of the Corporation with respect to any of its assets, mean the amount determined with respect to specific Moody's Eligible Assets of the Corporation in the manner set forth below:

                  (a) as to any common or preferred stock which is a Moody's Eligible Asset, (i) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (ii) if there was no reported sales price on the Valuation Date, the lower of two bid prices for such stock provided by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Series B Preferred Stock) to the Administrator of the Corporation's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such Administrator, or, if two bid prices cannot be obtained, such Moody's Eligible Asset shall have a Market Value of zero;

                  (b) as to any U.S. Government Obligation, Short Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements) and commercial paper, with maturities greater than 60 days, the product of (i) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument, and (ii) the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Series B Preferred Stock) to the Administrator, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such Administrator, or, if two bid prices cannot be obtained, such Moody's Eligible Asset will have a Market Value of zero;

                  (c) as to cash, demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements included in Short Term Money Market Instruments, the face value thereof;

                  (d) as to any U.S. Government Obligation, Short Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board of Directors determines that such value does not constitute fair value;

                  (e) as to any other evidence of indebtedness which is a Moody's Eligible Asset, (i) the product of (A) the unpaid principal balance of such indebtedness as of the Valuation Date and (B)(1) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (2) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Series B Preferred Stock) to the Administrator of the Corporation's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such Administrator, plus (ii) accrued interest on such indebtedness.

         "Moody's" means Moody's Investors Service, Inc., or its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Corporation.

         "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the following applicable number:


                                                                                  Moody's
Type of Moody's Eligible Asset:                                               Discount Factor:
------------------------------                                                ---------------
Short Term Money Market Instruments (other than U.S.
Government Obligations set forth below) and other
commercial paper:
     Demand or time deposits, certificates of deposit
     and bankers' acceptances includible in Short Term
     Money Market Instruments........................................                1.00
     Commercial paper rated P-1 by Moody's maturing
     in 30 days or less..............................................                1.00
     Commercial paper rated P-1 by Moody's maturing
     in more than 30 days but in 270 days or less....................                1.15
     Commercial paper rated A-1+ by S&P maturing in
     270 days or less................................................                1.25
     Repurchase obligations includible in Short Term
     Money Market Instruments if term is less than 30
     days and counterparty is rated at least A2......................                1.00
     Other repurchase obligations....................................         Discount Factor
                                                                              applicable to
                                                                              underlying assets
U.S. Common Stocks and Common Stocks of foreign
issuers for which ADR's are traded...................................                3.00
Common Stocks of foreign issuers (in existence for at
least five years) for which no ADR's are traded......................                4.00
Convertible Preferred Stocks.........................................                3.00
Preferred stocks:
     Auction rate preferred stocks...................................                3.50
     Other preferred stocks issued by issuers in the
     financial and industrial industries.............................                1.62
     Other preferred stocks issued by issuers in the
     utilities industry..............................................                1.40
U.S. Government Obligations (other than U.S.
Treasury Securities Strips set forth below) with
remaining terms to maturity of:
     1 year or less..................................................                1.04
     2 years or less.................................................                1.09
     3 years or less.................................................                1.12
     4 years or less.................................................                1.15
     5 years or less.................................................                1.18
     7 years of less.................................................                1.21
     10 years or less................................................                1.24
     15 years or less................................................                1.25
     20 years or less................................................                1.26
     30 years or less................................................                1.26
U.S. Treasury Securities Strips with remaining terms to
maturity of:
     1 year or less..................................................                1.04
     2 years or less.................................................                1.10
     3 years or less.................................................                1.14
     4 years or less.................................................                1.18
     5 years or less.................................................                1.21
     7 years or less.................................................                1.27
     10 years or less................................................                1.34
     15 years or less................................................                1.45
     20 years or less................................................                1.54
     30 years or less................................................                1.66
Corporate evidences of indebtedness:
     Corporate evidences of indebtedness
     rated at least Aaa3 with remaining terms to maturity of:
         1 year or less..............................................                1.10
         2 years or less.............................................                1.13
         3 years or less.............................................                1.18
         4 years or less.............................................                1.21
         5 years or less.............................................                1.23
         7 years or less.............................................                1.27
         10 years or less............................................                1.30
         15 years or less............................................                1.31
         20 years or less............................................                1.32
         30 years or less............................................                1.33
     Corporate evidences of indebtedness rated at least Aa3 with remaining terms to maturity of:
         1 year or less..............................................                1.15
         2 years of less.............................................                1.20
         3 years or less.............................................                1.23
         4 years or less.............................................                1.27
         5 years or less.............................................                1.29
         7 years or less.............................................                1.33
         10 years or less............................................                1.36
         15 years or less............................................                1.37
         20 years or less............................................                1.38
         30 years or less............................................                1.39
     Corporate evidences of indebtedness rated at least A3 with remaining terms to maturity of:
         1 year or less..............................................                1.20
         2 years or less.............................................                1.26
         3 years or less.............................................                1.29
         4 years or less.............................................                1.33
         5 years or less.............................................                1.35
         7 years or less.............................................                1.39
         10 years or less............................................                1.42
         15 years or less............................................                1.43
         20 years or less............................................                1.45
         30 years or less............................................                1.45
     Corporate evidences of indebtedness rated at least Baa3 with remaining terms of maturity of:
         1 year or less..............................................                1.25
         2 years or less.............................................                1.31
         3 years or less.............................................                1.35
         4 years or less.............................................                1.38
         5 years or less.............................................                1.41
         7 years or less.............................................                1.45
         10 years or less............................................                1.48
         15 years or less............................................                1.50
         20 years or less............................................                1.51
         30 years or less............................................                1.52
     Corporate evidences of indebtedness rated at least Ba3 with remaining terms of maturity of:
         1 year or less..............................................                1.36
         2 years or less.............................................                1.42
         3 years or less.............................................                1.46
         4 years or less.............................................                1.50
         5 years or less.............................................                1.53
         7 years or less.............................................                1.57
         10 years or less............................................                1.61
         15 years or less............................................                1.62
         20 years or less............................................                1.64
         30 years or less............................................                1.64
     Corporate evidences of indebtedness rated at least B1 and B2 with remaining terms of maturity of:
         1 year or less..............................................                1.46
         2 years or less.............................................                1.53
         3 years or less.............................................                1.57
         4 years or less.............................................                1.61
         5 years or less.............................................                1.65
         7 years or less.............................................                1.70
         10 years or less............................................                1.73
         15 years or less............................................                1.75
         20 years or less............................................                1.76
         30 years or less............................................                1.77
Convertible corporate evidences of indebtedness with senior debt securities rated at least Aa3 issued by the following type of issuers:
     Utility.........................................................                1.28
     Industrial......................................................                1.75
     Financial.......................................................                1.53
     Transportation..................................................                2.13
Convertible corporate evidences of indebtedness with senior debt securities rated at least A3 issued by the following type of issuers:
     Utility.........................................................                1.33
     Industrial......................................................                1.80
     Financial.......................................................                1.58
     Transportation..................................................                2.18
Convertible corporate evidences of indebtedness with senior debt securities rated at least Baa3 issued by the following type of issuers:
     Utility.........................................................                1.48
     Industrial......................................................                1.95
     Financial.......................................................                1.73
     Transportation..................................................                2.33
Convertible corporate evidences of indebtedness with senior debt securities rated at least Ba3 issued by the following type of issuers:
     Utility.........................................................                1.49
     Industrial......................................................                1.96
     Financial.......................................................                1.74
     Transportation..................................................                2.34
Convertible corporate evidences of indebtedness with senior debt securities rated at least B1 or B2 issued by the following type of issuers:
     Utility.........................................................                1.59
     Industrial......................................................                2.06
     Financial.......................................................                1.84
     Transportation..................................................                2.44





         "Moody's Eligible Assets" means:

                  (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

                  (b) Short-Term Money Market Instruments;

                  (c) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P- 1 and maturing within 270 days;

                  (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or
(B) are rated at least "baa3" by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3", (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA- by S&P), (v) which pay cumulative cash dividends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least "aa3" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Corporation's total assets.

                  (e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Corporation; provided, however, that
(y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non- utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                  (f) U.S. Government Obligations;

                  (g) corporate evidences of indebtedness (i) which may be sold without restriction by the Corporation which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least Baa3 or
(B) $50,000,000 if rated B or Ba3, (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below Baa3 or not rated, the aggregate Market Value of the Company's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance; and

                  (h) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Corporation's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Corporation's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (i) below; and

                  (i) no assets which are subject to any lien or irrevocably deposited by the Corporation for the payment of amounts needed to meet the obligations described in clauses (a)(i) through (a)(iv) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

         Notwithstanding anything to the contrary in the preceding clauses
(a)-(i), the Corporation's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Corporation's holdings:


Issuer:


                                                     Non-Utility                     Utility
                                                    Maximum Single                Maximum Single
Moody's Rating(1)(2)                                Issuer(3)(4)                   Issuer(3)(4)
--------------                                      -------------                 -------------
"aaa", Aaa                                               100%                          100%
"aa", Aa                                                  20%                           20%
"a", A                                                    10%                           10%
CS/CB, "Baa", Baa(5)                                       6%                            4%
Ba                                                         4%                            4%
B1/B2                                                      3%                            3%
B3 (Caa subordinate)                                       2%                            2%



Industry and State:


                                                                    Utility
                                        Non-Utility                 Maximum                  Utility
                                       Maximum Single             Single Sub-             Maximum Single
Moody's Rating(1)                       Industry(3)             Industry(3)(6)               State(3)
-----------------                      -------------            --------------              ---------
"aaa", Aaa                                 100%                      100%                     100%
"aa", Aa                                    60%                       60%                      20%
"a", A                                      40%                       50%                      10%(7)
CS/CB, "Baa", Baa(5)                        20%                       50%                       7%(7)
Ba                                          12%                       12%                       0%
B1/B2                                        8%                        8%                       0%
B3 (Caa subordinate)                         5%                        5%                       0%

--------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate evidences of indebtedness and convertible corporate evidences of indebtedness rated by S&P but not by Moody's.

(2)      Corporate evidences of indebtedness from issues ranging
         $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible
         Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower
         Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub- industries (electric, water, hydro power, gas, diversified).
         Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.




         "Moody's Industry and Sub-Industry Categories" means:

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Broadcasting: Radio, T.V.

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Cable: Distribution, Equipment, Programming

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Communications (excluding companies primarily engaged in offering Telephone services): Satellite, Wireless, Equipment

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only):
         Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution, Mining and Sales

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution

         Finance: Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery: Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance: Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

         Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Personal, Food and Miscellaneous Services

         Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

         Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Equipment, Research

         Textiles and Leather: Producer, Synthetic Fiber, Apparel
         Manufacturer, Leather Shoes

         Personal Transportation: Air, Bus, Rail, Car, Rental

         Utilities: Electric, Water, Hydro Power, Gas, Diversified

         Sovereigns: Semi-sovereigns, Canadian Provinces, Supra- national agencies

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Redemption" shall have the meaning set forth in paragraph 3(c)(i) of Article II hereof.

         "Outstanding," when used with respect to Preferred Stock, shall mean, as of a particular date, all Preferred Stock theretofore issued and delivered by the Corporation, except:

                  (1) any such share of Preferred Stock theretofore cancelled by the Corporation or delivered to the Corporation for cancellation;

                  (2) any such share of Preferred Stock as to which a Notice of Redemption shall have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Corporation in trust for or were paid by the Corporation to the holder of such share pursuant to these Articles Supplementary; and

                  (3) any such share in exchange for or in lieu of which other shares have been issued and delivered pursuant to these Articles Supplementary.

         "Preferred Stock" means the preferred stock, par value $.001 per share, of the Corporation, and includes the Series B Preferred Stock.

         "Quarterly Valuation Date" means the last Valuation Date in March, June, September and December of each year, commencing [__], 2001.

         "Redemption Price" has the meaning set forth in paragraph 3(a) of
Article II hereof.

         "Series B Preferred Stock" means the [__]% Tax Advantaged Series B Cumulative Preferred Stock, par value $.001 per share, of the Corporation.

         "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

                           (i) U.S. Government Obligations;

                           (ii) commercial paper that is rated at the time
of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long- term unsecured debt obligations are rated at least Aa3 by Moody's;

                           (iii) demand or time deposits in, or
certificates of deposit of, or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long- term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa3 in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Corporation, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's shall be at least A2; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of instruments that mature in no more than one Business Day from the date of purchase or other acquisition by the Corporation);

                           (iv) repurchase obligations with respect to any
U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

                           (v) Eurodollar demand or time deposits in, or
certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long- term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Corporation shall be payable in U.S. dollars and shall not be subject to any withholding or similar taxes.

         "S&P" means Standard & Poor's Ratings Group or its successors.

         "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

         "Valuation Date" means the day of the week specified by the Board of Directors for the weekly determination of net asset value of the Corporation.

         "Voting Period" shall have the meaning set forth in paragraph 4(b) of Article II hereof.



                                 ARTICLE II

                          SERIES B PREFERRED STOCK

         1.       Dividends.

         (a) Holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the rate of [__]% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the Liquidation Preference on the Series B Preferred Stock and no more, payable quarterly on March 26th, June 26th, September 26th and December 26th in each year (each a "Dividend Payment
Date") commencing September 26, 2001 (or, if any such day is not a Business Day, then on the next succeeding Business Day) to holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation at the close of business on the fifth preceding Business Day in preference to dividends on shares of Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock in payment of dividends. Dividends on shares of Series B Preferred Stock shall accumulate from the date on which such shares are originally issued; provided, however, that with respect to any shares of Series B Preferred Stock issued within 30 days of the Date of Original Issue, dividends on such shares shall accumulate from such Date of Original Issue. Each period beginning on and including a Dividend Payment Date (or the Date of Original Issue, in the case of the first dividend period after issuance of such shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a "Dividend Period." Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date not exceeding 30 days preceding the payment date thereof as shall be fixed by the Board of Directors.

         (b)(i) No dividends shall be declared or paid or set apart for payment on shares of Series B Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all Outstanding shares of Preferred Stock through the most recent Dividend Payment Dates therefor. If full cumulative dividends are not paid on the shares of Preferred Stock, any dividends on the shares of Preferred Stock shall be paid pro rata on all Outstanding shares of Preferred Stock in proportion to the respective amounts per share of dividends accumulated but unpaid on each such series. No holders of shares of Series B Preferred Stock shall be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in this paragraph 1(b)(i) on shares of Series B Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payments on any shares of Series B Preferred Stock that may be in arrears.

                  (ii) For so long as shares of Series B Preferred Stock are Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Series B Preferred Stock as to dividends and upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately thereafter, the aggregate Adjusted Value of the Corporation's Moody's Eligible Assets shall equal or exceed the Basic Maintenance Amount and the Corporation shall have Asset Coverage, (B) full cumulative dividends on all shares of Series B Preferred Stock due on or prior to the date of the transaction have been declared and paid (or shall have been declared and sufficient funds for the payment thereof deposited with the Dividend-Disbursing Agent) and (C) the Corporation has redeemed the full number of shares of Series B Preferred Stock required to be redeemed by any provision contained herein for mandatory redemption.

                  (iii) Any dividend payment made on the shares of Series B Preferred Stock shall first be credited against the dividends accumulated with respect to the earliest Dividend Period for which dividends have not been paid.

         (c) Not later than the Business Day next preceding each Dividend Payment Date, the Corporation shall deposit with the Dividend-Disbursing Agent Deposit Assets having an initial combined value sufficient to pay the dividends that are payable on such Dividend Payment Date, which Deposit Assets shall mature on or prior to such Dividend Payment Date. The Corporation may direct the Dividend- Disbursing Agent with respect to the investment of any such Deposit Assets, provided that such investment consists exclusively of Deposit Assets and provided further that the proceeds of any such investment will be available at the opening of business on such Dividend Payment Date.

         2.       Liquidation Rights.

         (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before any distribution or payment shall be made in respect of the Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share (the "Liquidation Preference"), plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Corporation, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

         (b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all Outstanding shares of Series B Preferred Stock, and any other Outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the Series B Preferred Stock as to payment upon liquidation, shall be insufficient to permit the payment in full to such holders of Series B Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the holders of shares of Series B Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends has been paid in full to the holders of shares of Series B Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to liquidation.

         3.       Redemption.

         Shares of the Series B Preferred Stock shall be redeemed by the Corporation as provided below:

         (a)      Mandatory Redemptions.

         (i) If the Corporation is required to redeem any shares of Series B Preferred Stock pursuant to paragraphs 5(b) or 5(c) of Article II hereof, then the Corporation shall, to the extent permitted by the 1940 Act and Maryland law, by the close of business on such Asset Coverage Cure Date or Basic Maintenance Amount Cure Date (herein collectively referred to as a "Cure Date"), as the case may be, fix a redemption date and proceed to redeem shares as set forth in paragraph 3(c) hereof. On such redemption date, the Corporation shall redeem, out of funds legally available therefor, the number of shares of Series B Preferred Stock equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such Cure Date, would have resulted in the Corporation having Asset Coverage or an Adjusted Value of its Moody's Eligible Assets equal to or greater than the Basic Maintenance Amount, as the case may be, immediately prior to the opening of business on such Cure Date or, if Asset Coverage or an Adjusted Value of its Eligible Assets equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Series B Preferred Stock, at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared by the Corporation) through the date of redemption (the "Redemption Price"). In the event that shares of Series B Preferred Stock are redeemed pursuant to paragraph 5(b) of Article II hereof, the Corporation may, but is not required to, redeem a sufficient number of shares of Series B Preferred Stock pursuant to this paragraph 3(a) in order that the Corporation have Asset Coverage with respect to the remaining shares of Series B Preferred Stock and any other Preferred Stock remaining Outstanding after such redemption as great as 220%. In the event that all of the shares of Series B Preferred Stock then Outstanding are required to be redeemed pursuant to paragraph
6 of Article II hereof, the Corporation shall redeem such shares at the Redemption Price and proceed to do so as set forth in paragraph 3(c) hereof.

         (b)      Optional Redemptions.

         Prior to [__], 2006, the Corporation may not redeem Series B Preferred Stock at its option unless such redemption is necessary, in the judgment of the Board of Directors, to maintain the Corporation's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Commencing [__], 2006 and thereafter, and prior thereto to the extent necessary to maintain the Corporation's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, to the extent permitted by the 1940 Act and Maryland law, the Corporation may at any time upon Notice of Redemption redeem the Series B Preferred Stock in whole or in part at the Redemption Price per share, which notice shall specify a redemption date of not fewer than 30 days nor more than 45 days after the date of such notice.

         (c)      Procedures for Redemption.

                  (i) If the Corporation shall determine or be required to redeem shares of Series B Preferred Stock pursuant to this paragraph 3, it shall mail a written notice of redemption ("Notice of Redemption") with respect to such redemption by first class mail, postage prepaid, to each holder of the shares to be redeemed at such holder's address as the same appears on the stock books of the Corporation on the record date in respect of such redemption established by the Board of Directors. Each such Notice of Redemption shall state: (A) the redemption date; (B) the number of shares of Series B Preferred Stock to be redeemed; (C) the CUSIP number(s) of such shares; (D) the Redemption Price; (E) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment in respect of such redemption; (F) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (G) the provisions of this paragraph 3 under which such redemption is made. If fewer than all shares of Series B Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder also shall specify the number of shares to be redeemed from such holder. No defect in the Notice of Redemption or the mailing thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

                  (ii) If the Corporation shall give a Notice of Redemption, then by the close of business on the Business Day preceding the redemption date specified in the Notice of Redemption the Corporation shall
(A) deposit with the Dividend- Disbursing Agent Deposit Assets having an initial combined value sufficient to effect the redemption of the shares of Series B Preferred Stock to be redeemed which Deposit Assets shall mature on or prior to such redemption date and (B) give the Dividend-Disbursing Agent irrevocable instructions and authority to pay the Redemption Price to the holders of the shares of Series B Preferred Stock called for redemption on the redemption date. The Corporation may direct the Dividend- Disbursing Agent with respect to the investment of any Deposit Assets so deposited provided that the proceeds of any such investment will be available at the opening of business on such redemption date. Upon the date of such deposit (unless the Corporation shall default in making payment of the Redemption Price), all rights of the holders of the shares of Series B Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Redemption Price thereof and such shares shall no longer be deemed Outstanding for any purpose. The Corporation shall be entitled to receive, promptly after the date fixed for redemption any cash in excess of the aggregate Redemption Price of the shares of Series B Preferred Stock called for redemption on such date and any remaining Deposit Assets. Any assets so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which the holders of the shares of Series B Preferred Stock so called for redemption shall look only to the Corporation for payment thereof. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the Deposit Assets so deposited.

                  (iii) On or after the redemption date, each holder of shares of Series B Preferred Stock that are subject to redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the cash Redemption Price, without interest.

                  (iv) In the case of any redemption of less than all of the shares of Series B Preferred Stock pursuant to these Articles Supplementary, such redemption shall be made pro rata from each holder of shares of Series B Preferred Stock in accordance with the respective number of shares held by each such holder on the record date for such redemption.

                  (v) Notwithstanding the other provisions of this paragraph 3, the Corporation shall not redeem shares of Series B Preferred Stock unless all accumulated and unpaid dividends on all Outstanding shares of Series B Preferred Stock for all applicable past Dividend Periods (whether or not earned or declared by the Corporation) shall have been or are contemporaneously paid or declared and Deposit Assets for the payment of such dividends shall have been deposited with the Dividend-Disbursing Agent as set forth in paragraph 1(c) of Article II hereof.

                  (vi) If the Corporation shall not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of the Series B Preferred Stock to be redeemed on any redemption date, the Corporation shall redeem on such redemption date the number of shares of Series B Preferred Stock as it shall have legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed and the remainder of the shares of the Series B Preferred Stock required to be redeemed shall be redeemed on the earliest practicable date on which the Corporation shall have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon Notice of Redemption.

         4.       Voting Rights.

         (a)      General.

         Except as otherwise provided by law or as specified in the Charter, each holder of shares of Series B Preferred Stock and any other Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation, and the holders of Outstanding shares of Preferred Stock, including Series B Preferred Stock, and of shares of Common Stock shall vote together as a single class; provided, however, that at any meeting of the stockholders of the Corporation held for the election of directors, the holders of Outstanding shares of Preferred Stock, including Series B Preferred Stock, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect a number of Corporation's directors, such that following the election of directors at the meeting of the stockholders, the Corporation's Board of Directors shall contain two directors elected by the holders of the Outstanding Shares of Preferred Stock, including the Series B Preferred Stock. Subject to paragraph 4(b) of Article II hereof, the holders of Outstanding shares of capital stock of the Corporation, including the holders of Outstanding shares of Preferred Stock, including the Series B Preferred Stock, voting as a single class, shall elect the balance of the directors.

         (b)      Right to Elect Majority of Board of Directors.

         During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at any time accumulated dividends
(whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the Outstanding shares of Series B Preferred Stock equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Dividend-Disbursing Agent for the payment of such accumulated dividends; or

                           (ii) if at any time holders of any other shares
of Preferred Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.

         Upon the termination of a Voting Period, the voting rights described in this paragraph 4(b) shall cease, subject always, however, to the reverting of such voting rights in the holders of Preferred Stock upon the further occurrence of any of the events described in this paragraph 4(b).

         (c)      Right to Vote with Respect to Certain Other Matters.

         So long as any shares of Series B Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of Series B Preferred Stock or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Stock are Outstanding, the Corporation shall not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of the holders of at least a majority of the shares of Preferred Stock of each series materially adversely affected and Outstanding at such time (each such materially adversely affected series voting separately as a class). The Corporation shall notify Moody's ten Business Days prior to any such vote described above. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including Series B Preferred Stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. For purposes of this paragraph 4(c), the phrase "vote of the holders of a majority of the Outstanding shares of Preferred Stock" shall mean, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Corporation duly called (A) of 67 percent or more of the shares of Preferred Stock present at such meeting, if the holders of more than 50 percent of the Outstanding shares of Preferred Stock are present or represented by proxy; or (B) of more than 50 percent of the Outstanding shares of Preferred Stock, whichever is less. The class vote of holders of shares of Preferred Stock, including Series B Preferred Stock, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including Series B Preferred Stock, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of Preferred Stock pursuant to the Charter or the issuance of additional shares of any series of Preferred Stock (including Series B Preferred Stock) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of Series B Preferred Stock. The provisions of this paragraph 4(c) are subject to the provisions of Paragraph 6 of Article II hereof.

         (d)      Voting Procedures.

         (i) Unless inconsistent with the provisions of paragraph 4(b) of
Article II hereof, as soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in paragraph 4(b) above, the Corporation shall call a special meeting of such holders and instruct the Dividend- Disbursing Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Dividend-Disbursing Agent or if the Corporation does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the day on which such notice is mailed or such other date as the Board of Directors shall determine. At any such special meeting and at each meeting held during a Voting Period, such holders of Preferred Stock, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 4(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 90 days after the original record date.

         (ii) For purposes of determining any rights of the holders of Series B Preferred Stock to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of Series B Preferred Stock which is not Outstanding shall not be counted.

         (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of holders of Preferred Stock, including Series B Preferred Stock, to elect directors shall continue, notwithstanding the election at such meeting by such holders of the number of directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent directors elected by the holders of Preferred Stock, including Series B Preferred Stock, and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Corporation.

         (iv) Upon the expiration of a Voting Period, the terms of office of the additional directors elected by the holders of Preferred Stock, including Series B Preferred Stock, pursuant to paragraph 4(b) above shall terminate at the earliest time permitted by law, and the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders of Preferred Stock, including Series B Preferred Stock, to elect additional directors pursuant to paragraph 4(b) above shall cease, subject to the provisions of the last sentence of paragraph 4(b).

         (e)      Exclusive Remedy.

         Unless otherwise required by law, the holders of shares of Series B Preferred Stock shall not have any rights or preferences other than those specifically set forth herein. The holders of shares of Series B Preferred Stock shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the shares of Series B Preferred Stock, the exclusive remedy of the holders shall be the right to vote for directors pursuant to the provisions of this paragraph 4.

         (f)      Notification to Moody's.

         In the event a vote of holders of Series B Preferred Stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, as long as the Series B Preferred Stock is rated by Moody's, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Moody's of the result of such vote.

         5.       Coverage Tests.

         (a)      Determination of Compliance.

         For so long as any shares of Series B Preferred Stock are Outstanding, the Corporation shall make the following determinations:

                  (i) Asset Coverage. The Corporation shall have Asset Coverage as of the last Business Day of each March, June, September and December of each year in which any share of Series B Preferred Stock is Outstanding.

                  (ii)  Basic Maintenance Amount Requirement.

                           (A)      For so long as any shares of Series B
Preferred Stock are Outstanding and are rated by Moody's, the Corporation shall maintain, on each Valuation Date, Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount, each as of such Valuation Date. Upon any failure to maintain Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount, the Corporation shall use all commercially reasonable efforts to reattain Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount on or prior to the Basic Maintenance Amount Cure Date, by altering the composition of its portfolio or otherwise.

                           (B)      The Administrator shall prepare a Basic
Maintenance Report relating to each Valuation Date. On or before 5:00 P.M., New York City time, on the fifth Business Day after the first Valuation Date following the Date of Original Issue of the Series B Preferred Stock and after each (1) Quarterly Valuation Date, (2) Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) above, (3) Basic Maintenance Amount Cure Date following a Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) above and (4) Valuation Date and any immediately succeeding Business Day on which the Adjusted Value of the Corporation's Moody's Eligible Assets exceeds the Basic Maintenance Amount by 5% or less, the Corporation shall complete and deliver to Moody's a Basic Maintenance Report, which will be deemed to have been delivered to Moody's if Moody's receives a copy or telecopy, telex or other electronic transcription of the Basic Maintenance Report and on the same day the Corporation mails to Moody's for delivery on the next Business Day the Basic Maintenance Report. A failure by the Corporation to deliver a Basic Maintenance Report under this paragraph 5(a)(ii)(B) shall be deemed to be delivery of a Basic Maintenance Report indicating an Adjusted Value of the Corporation's Moody's Eligible Assets less than the Basic Maintenance Amount, as of the relevant Valuation Date.

                           (C)      Within ten Business Days after the date
of delivery to Moody's of a Basic Maintenance Report in accordance with paragraph 5(a)(ii)(B) above relating to a Quarterly Valuation Date, the Corporation shall deliver to Moody's an Accountant's Confirmation relating to such Basic Maintenance Report that was prepared by the Corporation during the quarter ending on such Quarterly Valuation Date and to another Basic Maintenance Report that was prepared by the Corporation relating to another day during each calendar year randomly selected by the Independent Accountants. Also, within ten Business Days after the date of delivery to Moody's of a Basic Maintenance Report in accordance with paragraph 5(a)(ii)(B) above relating to a Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) and any Basic Maintenance Amount Cure Date, the Corporation shall deliver to Moody's an Accountant's Confirmation relating to such Basic Maintenance Report.

                           (D)      In the event the Adjusted Value of the
Corporation's Moody's Eligible Assets shown in any Basic Maintenance Report prepared pursuant to paragraph 5(a)(ii)(B) above is less than the applicable Basic Maintenance Amount, the Corporation shall have until the Basic Maintenance Amount Cure Date to achieve an Adjusted Value of the Corporation's Moody's Eligible Assets at least equal to the Basic Maintenance Amount, and upon such achievement (and not later than such Basic Maintenance Amount Cure Date) the Corporation shall inform Moody's of such achievement in writing by delivery of a revised Basic Maintenance Report showing an Adjusted Value of the Corporation's Moody's Eligible Assets at least equal to the Basic Maintenance Amount as of the date of such revised Basic Maintenance Report.

                           (E)      On or before 5:00 P.M., New York City
time, on no later than the fifth Business Day after the next Valuation Date following each date on which the Corporation has repurchased more than 1% of its Common Stock since the most recent date of delivery of a Basic Maintenance Report, the Corporation shall complete and deliver to Moody's a Basic Maintenance Report. A Basic Maintenance Report delivered as provided in paragraph 5(a)(ii)(B) above also shall be deemed to have been delivered pursuant to this paragraph 5(a)(ii)(E).

         (b)      Failure to Meet Asset Coverage.

         If the Corporation fails to have Asset Coverage as provided in paragraph 5(a)(i) hereof and such failure is not cured as of the related Asset Coverage Cure Date, the Corporation shall give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Series B Preferred Stock or other Preferred Stock to enable it to meet the requirements of paragraph 5(a)(i) above, and, at the Corporation's discretion, such additional number of shares of Series B Preferred Stock or other Preferred Stock in order that the Corporation have Asset Coverage with respect to the shares of Series B Preferred Stock and any other Preferred Stock remaining Outstanding after such redemption as great as 220%, and deposit with the Dividend-Disbursing Agent Deposit Securities having an initial combined value sufficient to effect the redemption of the shares of Series B Preferred Stock or other Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof.

         (c) Failure to Maintain Moody's Eligible Assets having an Adjusted Value at Least Equal to the Basic Maintenance Amount.

         If the Corporation fails to have Moody's Eligible Assets having an Adjusted Value at least equal to the Basic Maintenance Amount as provided in paragraph 5(a)(ii)(A) above and such failure is not cured, the Corporation shall, on or prior to the Basic Maintenance Amount Cure Date,
(i) give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Series B Preferred Stock or other Preferred Stock to enable it to meet the requirements of paragraph 5(a)(ii)(A) above, and, at the Corporation's discretion, such additional number of shares of Series B Preferred Stock or other Preferred Stock in order that the Corporation have Adjusted Assets with respect to the remaining shares of Series B Preferred Stock and any other Preferred Stock remaining Outstanding after such redemption as great as 110% of the Basic Maintenance Amount, and (ii) deposit with the Dividend-Disbursing Agent Deposit Assets having an initial combined value sufficient to effect the redemption of the shares of Series B Preferred Stock or other Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof.

         (d)      Status of Shares Called for Redemption.

         For purposes of determining whether the requirements of paragraphs 5(a)(i) and 5(a)(ii)(A) hereof are satisfied, (i) no share of the Series B Preferred Stock shall be deemed to be Outstanding for purposes of any computation if, prior to or concurrently with such determination, sufficient Deposit Assets to pay the full Redemption Price for such share shall have been deposited in trust with the Dividend-Disbursing Agent and the requisite Notice of Redemption shall have been given, and (ii) such Deposit Assets deposited with the Dividend-Disbursing Agent shall not be included in determining whether the requirements of paragraphs 5(a)(i) and 5(a)(ii)(A) hereof are satisfied.

         6.       Certain Other Restrictions.

         (a) For so long as the Series B Preferred Stock is rated by Moody's, the Corporation will not, and will cause the Adviser not to, (i) knowingly and willfully purchase or sell any asset for the specific purpose of causing, and with the actual knowledge that the effect of such purchase or sale will be to cause, the Corporation to have Moody's Eligible Assets having an Adjusted Value as of the date of such purchase or sale to be less than the Basic Maintenance Amount as of such date, (ii) in the event that, as of the immediately preceding Valuation Date, the Adjusted Value of the Corporation's Moody's Eligible Assets exceeded the Basic Maintenance Amount by 5% or less, alter the composition of the Corporation's assets in a manner reasonably expected to reduce the Adjusted Value of the Corporation's Moody's Eligible Assets, unless the Corporation shall have confirmed that, after giving effect to such alteration, the Adjusted Value of the Corporation's Moody's Eligible Assets exceeded the Basic Maintenance Amount or (iii) declare or pay any dividend or other distribution on any shares of Common Stock or repurchase any shares of Common Stock, unless the Corporation shall have confirmed that, after giving effect to such declaration, other distribution or repurchase, the Corporation continued to satisfy the requirements of paragraph 5(a)(ii)(A) of Article II hereof.

         (b) For so long as the Series B Preferred Stock is rated by Moody's, unless the Corporation shall have received written confirmation from Moody's, the Corporation may engage in the lending of its portfolio securities only in an amount of up to 5% of the Corporation's total assets, provided that the Corporation receives cash collateral for such loaned securities which is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities and, if invested, is invested only in Short-Term Money Market Investments or in money market mutual funds meeting the requirements of Rule 2a-7 under the 1940 Act that maintain a constant $1.00 per share net asset value and treat the loaned securities rather than the collateral as the assets of the Corporation for purposes of determining compliance with Article 5 hereof.

         (c) For so long as the Series B Preferred Stock is rated by Moody's, the Corporation shall not consolidate the Corporation with, merge the Corporation into, sell or otherwise transfer all or substantially all of the Corporation's assets to another entity or adopt a plan of liquidation of the Corporation, in each case without providing prior written notification to Moody's.

         7. Limitation on Incurrence of Additional Indebtedness and Issuance of Additional Preferred Stock

         (a) So long as any shares of Series B Preferred Stock are Outstanding, the Corporation may issue and sell one or more series of a class of senior securities of the Corporation representing indebtedness under Section 18 of the 1940 Act and/or otherwise create or incur indebtedness, provided that immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, the Corporation shall have an "asset coverage" for all senior securities representing indebtedness, as defined in Section 18(h) of the 1940 Act, of at least 300% of the amount of all indebtedness of the Corporation then Outstanding and no such additional indebtedness shall have any preference or priority over any other indebtedness of the Corporation upon the distribution of the assets of the Corporation or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Corporation then in effect, shall not be considered to be indebtedness limited by this paragraph 7(a).

         (b) So long as any shares of Series B Preferred Stock are Outstanding, the Corporation may issue and sell shares of one or more other series of Preferred Stock constituting a series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act in addition to the shares of Series B Preferred Stock, provided that (i) the Corporation shall, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities which are stock, as defined in Section 18(h) of the 1940 Act, of at least 200% of the shares of Series B Preferred Stock and all other Preferred Stock of the Corporation then Outstanding, and (ii) no such additional Preferred Stock shall have any preference or priority over any other Preferred Stock of the Corporation upon the distribution of the assets of the Corporation or in respect of the payment of dividends.


                                ARTICLE III

            ABILITY OF BOARD OF DIRECTORS TO MODIFY THE ARTICLES
                               SUPPLEMENTARY

         The calculation of Adjusted Value, Basic Maintenance Amount and the elements of each of them and the definitions of such terms and elements may be modified by action of the Board of Directors without further action by the Stockholders if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by Moody's or is in the best interests of the holders of shares of Common Stock and is not adverse to the holders of Preferred Stock in view of advice to the Corporation by Moody's that such modification would not adversely affect its then-current rating of the shares of Series B Preferred Stock. To the extent the Corporation is unable to obtain an opinion of counsel to the effect that operation of the foregoing sentence is enforceable in the circumstances then obtaining, the calculation of Adjusted Value, Basic Maintenance Amount and the elements of each of them and the definitions of such terms and the elements thereof shall be adjusted from time to time without further action by the Board of Directors and the Stockholders only to reflect changes made thereto independently by Moody's if Moody's has advised the Corporation in writing separately (a) of such adjustments and (b) that the revised calculation definition would not cause Moody's to reduce or withdraw its then-current rating of the shares of Preferred Stock. The adjustments contemplated by the preceding sentence shall be made effective upon the time the Corporation receives the notice from Moody's to the effect specified in clause (b) of the preceding sentence. Any such modification may be rescinded or further modified by action of the Board of Directors and Stockholders.

         Notwithstanding the provisions of the preceding paragraph, to the extent permitted by law, the Board of Directors, without the vote of the holders of the Series B Preferred Stock or any other capital stock of the Corporation, may amend the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect so long as the amendment does not materially adversely affect any of the contract rights of holders of shares of the Series B Preferred Stock or any other capital stock of the Corporation or adversely affect the then current rating on the Series B Preferred Stock by Moody's.

         IN WITNESS WHEREOF, THE GABELLI EQUITY TRUST INC. Inc has caused these presents to be signed in its name and on its behalf by a duly authorized officer, and its corporate seal to be hereunto affixed and attested by its Secretary, and the said officers of the Corporation further acknowledge said instrument to be the corporate act of the Corporation, and state that to the best of their knowledge, information and belief under penalty of perjury the matters and facts herein set forth with respect to approval are true in all material respects, all on [__], 2001.

                                        THE GABELLI EQUITY TRUST INC.



                                        By
                                           -----------------------------------
                                           Name:  Bruce N. Alpert
                                           Title: Vice President and Treasurer


Attest:


Name:    James E. McKee
Title:   Secretary




Exhibit B


                                  BY-LAWS

                                     OF

                       THE GABELLI EQUITY TRUST INC.

                           A Maryland Corporation



                                 ARTICLE I

                                STOCKHOLDERS

                  SECTION 1. Annual Meetings. The annual meeting of the stockholders of The Gabelli Equity Trust Inc. (the "Corporation") shall be held on a date fixed from time to time by the Board of Directors within the thirty-one (31) day period ending four (4) months after the end of the Corporation's fiscal year. An annual meeting may be held at any place in or out of the State of Maryland as may be determined by the Board of Directors as shall be designated in the notice of the meeting and at the time specified by the Board of Directors. Any business of the Corporation may be transacted at an annual meeting without being specifically designated in the notice unless otherwise provided by statute, the Corporation's Charter or these By-Laws.

                  SECTION 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's Charter, may be held at any place within the United States, and may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty- five
(25) percent of the votes entitled to be cast at the meeting upon payment by such stockholders to the Corporation of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such stockholders by the Secretary of the Corporation). Notwithstanding the foregoing, unless requested by stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the stockholders need not be called at the request of stockholders to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve (12) months. A written request shall state the purpose or purposes of the proposed meeting.

                  SECTION 3. Notice of Meetings. Written or printed notice of the purpose or purposes and of the time and place of every meeting of the stockholders shall be given by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting, by placing the notice in the mail at least ten (10) days, but not more than ninety (90) days, prior to the date designated for the meeting addressed to each stockholder at his address appearing on the books of the Corporation or supplied by the stockholder to the Corporation for the purposes of notice. The notice of any meeting of stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of the actions or persons as the Board of Directors may select. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy, or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.

                  SECTION 4. Quorum. Except as otherwise provided by statute or by the Corporation's Charter, the presence in person or by proxy of stockholders of the Corporation entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum at each meeting of the stockholders and all questions shall be decided by majority vote of the shares so represented in person or by proxy at the meeting and entitled to vote. In the absence of a quorum, the stockholders present in person or by proxy at the meeting, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time as provided in Section 5 of this Article I until a quorum shall attend. The stockholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. The absence from any meeting in person or by proxy of holders of the number of shares of stock of the Corporation in excess of a majority that may be required by the laws of the State of Maryland, the Investment Company Act of 1940, or other applicable statute, the Corporation's Articles of Incorporation or these By- Laws, for action upon any given matter or matters that may properly come before the meeting, so long as there are present, in person or by proxy, holders of the number of shares of stock of the Corporation required for action upon the other matter or matters.

                  SECTION 5. Adjournment. Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called. A meeting of the stockholders may not be adjourned to a date more than one-hundred-twenty (120) days after the original record date.

                  SECTION 6. Organization. At every meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the President, or in his absence or inability to act, a Vice President, or in the absence or inability to act of the Chairman of the Board, the President and all the Vice Presidents, a chairman chosen by the stockholders, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, a person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes of the meeting.

                  SECTION 7. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

                  SECTION 8. Voting. Except as otherwise provided by statute or the Corporation's Charter, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one (1) vote for every share of stock standing in his name on the records of the Corporation as of the record date determined pursuant to Section 9 of this Article I.

                  Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by the stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases in which the proxy states that it is irrevocable and in which an irrevocable proxy is permitted by law.

                  SECTION 9. Fixing of Record Date for Determining Stockholders Entitled to Vote at Meeting. The Board of Directors may set a record date for the purpose of determining stockholders entitled to vote at any meeting of the stockholders. The record date for a particular meeting shall be not more than ninety (90) nor fewer than ten (10) days before the date of the meeting. All persons who were holders of record of shares as of the record date of a meeting, and no others, shall be entitled to vote at such meeting and any adjournment thereof.

                  SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one (1) or more inspectors to act at the meeting or at any adjournment of the meeting. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors. Each inspector, before entertaining upon the discharge of his duties, shall, if required by the chairman of the meeting, take and sign an oath to execute faithfully the duties of inspector at the meeting with strict impartiality according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each share, the number of shares represented at the meeting, the existence of a quorum and the validity and the effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do those acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote at the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders of the Corporation.

                  SECTION 11. Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by statute or the Corporation's Charter, any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders' meetings: (a) a unanimous written consent that sets forth the action and is signed by each stockholder entitled to vote on the matter and
(b) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at the meeting.

                                 ARTICLE II

                             BOARD OF DIRECTORS

                  SECTION 1. General Powers. Except as otherwise provided in the Corporation's Charter, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Corporation's Charter or by these By- Laws.

                  SECTION 2. Number, Election and Term of Directors. The number of directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the directors then in office. The number of directors shall in no event be fewer than three (3) nor more than nine (9) unless such number must be increased pursuant to the terms of any class or series of stock. The Board of Directors shall be divided into three classes. Within the limits above specified, the number of directors in each class shall be determined by resolution of the Board of Directors or by the stockholders at an annual meeting (or special meeting called to elect additional directors in accordance with terms of any class or series of stock). The term of office of the first class shall expire on the date of the first annual meeting of stockholders. The term of office of the second class shall expire one year thereafter. The term of office of the third class shall expire two years thereafter. Upon expiration of the term of office of each class as set forth above, the number of directors in such class, as determined by the Board of Directors, shall be elected for a term of three years to succeed the directors whose terms of office expire. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 5 of this Article, and each director elected shall hold office until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in these By-Laws, or as otherwise provided by statute or the Corporation's Charter. Any vacancy created by an increase in directors may be filled in accordance with Section 5 of this Article II. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless the director is specifically removed pursuant to Section 4 of this Article II at the time of the decrease. A director need not be a stockholder of the Corporation, a citizen of the United States or a resident of the State of Maryland.

                  SECTION 3. Resignation. A director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or to the President or the Secretary of the Corporation. Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt. Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise.

                  SECTION 4. Removal of Directors. Any director of the Corporation may be removed by the stockholders with or without cause by a vote of a majority of the votes entitled to be cast for the election of directors.

                  SECTION 5. Vacancies. Subject to the provisions of the Investment Company Act of 1940 and the terms of any class or series of stock, any vacancies in the Board of Directors, whether arising from death, resignation, removal or any other cause except an increase in the number of directors, shall be filled by a vote of the majority of the Board of Directors then in office even though that majority is less than a quorum, provided that no vacancy or vacancies shall be filled by action of the remaining directors if, after the filling of the vacancy or vacancies, fewer than two- thirds of the directors then holding office shall have been elected by the stockholders of the Corporation. A majority of the entire Board may fill a vacancy that results from an increase in the number of directors other than vacancies that holders of any class or series of the Corporation's stock are entitled to fill pursuant to the terms of any class or series of stock. If the stockholders of any class or series are entitled to separately elect one or more directors, a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series may fill any vacancy among the number of directors elected by that class or series. In the event that at any time a vacancy exists in any office of a director that may not be filled by the remaining directors (and except as may otherwise be provided by the terms of any class or series of stock), a special meeting of the stockholders shall be held as promptly as possible and in any event within sixty (60) days, for the purpose of filling the vacancy or vacancies. Any director appointed by the Board of Directors to fill a vacancy shall hold office only until the next annual meeting of stockholders of the Corporation and until a successor has been elected and qualifies or until his earlier resignation or removal. Except as may otherwise be provided by the terms of any class or series of stock, any director elected by the stockholder to fill a vacancy shall hold office for the balance of the term of the directors whose death, resignation or removal occasioned the vacancy and until a successor has been elected and qualifies or until his earlier resignation or removal.

                  SECTION 6. Place of Meetings. Meetings of the Board may be held at any place that the Board of Directors may from time to time determine or that is specified in the notice of the meeting.

                  SECTION 7. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at the time and place determined by the Board of Directors.

                  SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called by two (2) or more directors of the Corporation or by the Chairman of the Board or the President.

                  SECTION 9. Annual Meeting. The annual meeting of the newly elected and other directors shall be held as soon as practicable after the meeting of stockholders at which the newly elected directors were elected. No notice of such annual meeting shall be necessary if held immediately after the adjournment, and at the site, of the meeting of stockholders. If not so held, notice shall be given as hereinafter provided for special meetings of the Board of Directors.

                  SECTION 10. Notice of Special Meetings. Notice of each special meeting of the Board of Directors shall be given by the Secretary as hereinafter provided. Each notice shall state the time and place of the meeting and shall be delivered to each director, either personally or by telephone or other standard form of telecommunication, at least twenty-four
(24) hours before the time at which the meeting is to be held, or by first-class mail, postage prepaid, addressed to the director at his residence or usual place of business, and mailed at least three (3) days before the day on which the meeting is to be held.

                  SECTION 11. Waiver of Notice of Meetings. Notice of any special meeting need not be given to any director who shall, either before or after the meeting, sign a written waiver of notice that is filed with the records of the meeting or who shall attend the meeting.

                  SECTION 12. Quorum and Voting. One-third, but not fewer than two (2) of the members of the entire Board of Directors shall be present in person at any meeting of the Board so as to constitute a quorum for the transaction of business at the meeting, and except as otherwise expressly required by statute, the Corporation's Charter, these By-Laws, the Investment Company Act of 1940, or any other applicable statute, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present may adjourn the meeting to another time and place until a quorum shall be present. Notice of the time and place of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

                  SECTION 13. Organization. The Board of Directors may designate a Chairman of the Board, who shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to act, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside at the meeting. The Secretary (or, in his absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes of the meeting.

                  SECTION 14. Committees. The Board of Directors may designate one (1) or more committees of the Board of Directors, each consisting of two (2) or more directors. To the extent provided in the resolution, and permitted by law, the committee or committees shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Any committee or committees shall have the name or names determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and provide those minutes to the Board of Directors when required. The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

                  SECTION 15. Written Consent of Directors in Lieu of a Meeting. Subject to the provisions of the Investment Company Act of 1940, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

                  SECTION 16. Telephone Conference. Members of the Board of Directors or any committee of the Board may participate in any Board or committee meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

                  SECTION 17. Compensation. Each director shall be entitled to receive compensation, if any, as may from time to time be fixed by the Board of Directors, including a fee for each meeting of the Board or any committee thereof, regular or special, he attends. Directors may also be reimbursed by the Corporation for all reasonable expenses incurred in traveling to and from the place of a Board or committee meeting.

                  SECTION 18. Qualification. Pursuant to the authority granted by Section 2-403 of the Maryland General Corporation Law, in order for a person who has been elected as a director to qualify for service as a director, other than the directors elected by the holders of the Corporation's Preferred Stock, such person, upon the occurrence of an event which, pursuant to the terms of the Corporation's charter, permits a class of preferred stockholders of the Corporation to elect a certain number of directors that would otherwise be prohibited by the limitations of Article VI of the Corporation's charter, shall resign.

                  SECTION 19. Acceptance of Resignations. With respect to the resignations of directors required by Section 18, such resignations shall be accepted by the Corporation in the following manner: (a) the Corporation shall accept the resignations of the least number of directors required in order to permit such preferred stockholders to elect the appropriate number of directors as determined by the relevant provision of the Corporation's charter; and (b) the resignations shall be accepted in the order that they were submitted to the Corporation (i.e., the resignation that was submitted to the Corporation first in time shall be accepted first by the Corporation, and so on). In the event that two or more resignations were submitted at the same time, the acceptance of one or the other resignation shall be at the discretion of the Corporation.

                  SECTION 20. Restrictions on Amendment of Certain Provisions. Provisions of Sections 18 and 19 may not be amended by the directors of the Corporation, only by a vote of holders of a majority of the shares of stock of the Corporation.

                                ARTICLE III

                       OFFICERS, AGENTS AND EMPLOYEES

                  SECTION 1. Number and Qualifications. The officers of the Corporation shall be a President, a Secretary and a Controller, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint one (1) or more Vice Presidents and may also appoint any other officers, agents and employees it deems necessary or proper. Any two
(2) or more offices may be held by the same person, except the office of President, but no officer shall execute, acknowledge or verify in more than one (1) capacity any instrument required by law to be executed, acknowledged or verified in more than one capacity. Officers shall be elected by the Board of Directors each year at its first meeting held after the annual meeting of stockholders, each to hold office until the meeting of the Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as provided in these By-Laws. The Board of Directors may from time to time elect such officers (including one or more Assistant Vice Presidents, one or more Assistant Controllers and one or more Assistant Secretaries) and may appoint, or delegate to the President the power to appoint, such agents as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

                  SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

                  SECTION 3. Removal of Officer, Agent or Employee. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time, and the Board may delegate the power of removal as to agents and employees not elected or appointed by the Board of Directors. Removal shall be without prejudice to the person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

                  SECTION 4. Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office that shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to the office.

                  SECTION 5. Compensation. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer with respect to other officers under his control.

                  SECTION 6. Bonds or Other Security. If required by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in an amount and with any surety or sureties as the Board may require.

                  SECTION 7. President. The President shall be the chief executive officer of the Corporation In the absence or inability of the Chairman of the Board (or if there is none) to act, the President shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have, subject to the control of the Board of Directors, general charge of the business and affairs of the Corporation, and may employ and discharge employees and agents of the Corporation, except those elected or appointed by the Board, and he may delegate these powers.

                  SECTION 8. Vice President. Each Vice President shall have the powers and perform the duties that the Board of Directors or the President may from time to time prescribe.

                  SECTION 9. Controller. Subject to the provisions of any contract that may be entered into with any custodian pursuant to authority granted by the Board of Directors, the Controller shall have charge of all receipts and disbursements of the Corporation and shall have or provide for the custody of the Corporation's funds and securities; he shall have full authority to receive and give receipts for all money due and payable to the Corporation, and to endorse checks, drafts, and warrants, in its name and on its behalf and to give full discharge for the same; he shall deposit all funds of the Corporation, except those that may be required for current use, in such banks or other places of deposit as the Board of Directors may from time to time designate; and, in general, he shall perform all duties incident to the office of Controller and such other duties as may from time to time be assigned to him by the Board of Directors or the President.

                  SECTION 10.  Secretary.  The Secretary shall:

                  (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board and the stockholders;

                  (b) see that all notices are duly given in accordance with the provisions of these By-laws and as required by law;

                  (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

                  (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

                  (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

                  SECTION 11. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

                                 ARTICLE IV

                                   STOCK

                  SECTION 1. Stock Certificates. Unless otherwise provided by the Board of Directors and permitted by law, each holder of stock of the Corporation shall be entitled upon specific written request to such person as may be designated by the Corporation to have a certificate or certificates, in a form approved by the Board, representing the number of shares of stock of the Corporation owned by him; provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Controller or an Assistant Controller and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer, transfer agent or registrar was still in office at the date of issue.

                  SECTION 2. Stock Leger. There shall be maintained a stock leger containing the name and address of each stockholder and the number of shares of stock of each class the shareholder holds. The stock leger may be in written form or any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock leger shall be kept at the principal office of the Corporation or at any office or agency specified by the Board of Directors.

                  SECTION 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder of the shares, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for the shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of the share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions and to vote as the owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

                  SECTION 4. Regulations. The Board of Directors may authorize the issuance of uncertificated securities if permitted by law. If stock certificates are issued, the Board of Directors may make any additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

                  SECTION 5. Lost, Destroyed or Mutilated Certificates. The holder of any certificate representing the shares of stock of the Corporation shall immediately notify the Corporation of its loss, destruction or mutilation and the Corporation may issue a new certificate of stock in the place of any certificate issued by it that has been alleged to have been lost or destroyed or that shall have been mutilated. The Board may, in its discretion, require the owner (or his legal representative) of a lost, destroyed or mutilated certificate: to give to the Corporation a bond in a sum, limited or unlimited, and in a form and with any surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

                  SECTION 6. Fixing of Record Date for Dividends, Distributions, etc. The Board may fix, in advance, a date not more than ninety (90) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidence of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders or record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

                  SECTION 7. Information to Stockholders and Others. Any stockholder of the Corporation or his agent may inspect and copy during the Corporation's usual business hours the Corporation's By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs and voting trust agreements on file at its principal office.

                                 ARTICLE V

                       INDEMNIFICATION AND INSURANCE

                  SECTION 1. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation, at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgements, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as those statues are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

                  SECTION 2. Advances. Any current or former director of officer of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as those statutes are now or hereafter in force; provided however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met , and provided further that at least one of the following additional conditions is met:
(a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or
(c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

                  SECTION 3. Procedure. At the request of any current or former director or officer, or any employee or agent whom the Corporation proposes to indemnify, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as those statutes are now or hereafter in force, whether the standards required by this Article V have been met; provided, however, that indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of disinterested non- party directors or (ii) an independent legal counsel in a written opinion.

                  SECTION 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, in accordance with the procedures set forth in this
Article V to the extent permissible under Maryland General Corporation Law, the Securities Act of 1933, as amended, and the Investment Company Act of 1940 as those statutes are now or hereafter in force, and to such further extent, consistent with the foregoing, as may be provided by action of the Board of Directors or by contract.

                  SECTION 5. Other Rights. The indemnification provided by this Article V shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  SECTION 6. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity, or arising out of his status as such, provided that no insurance may be obtained by the Corporation for liabilities against which it would not have the power to indemnify him under this Article V or applicable law.


                                 ARTICLE VI

                                    SEAL

                  The seal of the Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, the words "Corporate Seal" and "Maryland" and any emblem or device approved by the Board of Directors. The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced, or by placing the word "(seal)" adjacent to the signature of the authorized officer of the Corporation.


                                ARTICLE VII

                                FISCAL YEAR


                  SECTION 1. Fiscal Year. The Corporation's fiscal year shall be fixed by the Board of Directors.

                  SECTION 2.  Accountant.

                  (a) The Corporation shall employ an independent public accountant or a firm of independent public accountants of national reputation as its Accountant to examine the accountants of the Corporation and to sign and certify the financial statements filed by the Corporation. The Accountant's certificates and reports shall be addressed both to the Board of Directors and to the stockholders. The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders' meeting called for that purpose.

                  (b) A majority of the members of the Board of Directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Corporation shall select the Accountant at any meeting held within 30 days before or after the beginning of the fiscal year of the Corporation or before the annual stockholders' meeting in that year. Such selection shall be submitted for ratification or rejection at the next succeeding annual stockholders' meeting. If such meeting shall reject such selection, the Accountant shall be selected by majority vote of the Corporation's outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of stockholders called for that purpose.

                  (c) Any vacancy occurring between annual meetings, due to the resignation of the Accountant, may be filled by the vote of a majority of the members of the Board of Directors who are not "interested persons" of the Corporation, as that term is defined in the Investment Company Act of 1940, at a meeting called for the purpose of voting such action.


                                ARTICLE VIII

                           CUSTODY OF SECURITIES

                  SECTION 1. Employment of a Custodian. The Corporation shall place and at all times maintain in the custody of a Custodian (including any sub- custodian for the Custodian) all funds, securities and similar investments owned by the Corporation. The Custodian (and any sub-custodian) shall be an institution conforming to the requirements of
Section 17(f) of the Investment Company Act of 1940 and the rules of the Securities and Exchange Commission thereunder. The Custodian shall be appointed from time to time by the Board of Directors, which shall fix its remuneration.

                  SECTION 2. Termination of Custodian Agreement. Upon termination of the Custodian Agreement or inability of the Custodian to continue to serve, the Board of Directors shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a Custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares of stock entitled to vote of the Corporation, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.

                                 ARTICLE IX

                                 AMENDMENTS

                  These By-Laws may be amended or repealed by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors, subject to the requirements of the Investment Company Act of 1940.

                                           As adopted, June 6, 1986
                                           and as amended, March 19, 1998,
                                           and May 16, 2001.


Exhibit D



             TEMPORARY CERTIFICATE; EXCHANGEABLE FOR DEFINITIVE
                ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

             TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK
                              PAR VALUE $.001
                                 PER SHARE


                       THE GABELLI EQUITY TRUST INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

CUSIP 362397200
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

                   FULLY PAID AND NONASSESSABLE SHARES OF
         [ ]% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK OF

                       THE GABELLI EQUITY TRUST INC.

transferable on the books of the Corporation by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Charter and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:

STATE STREET BANK AND TRUST COMPANY

(BOSTON, MASS.)                                       Chairman of the Board


                         TRANSFER AGENT
                         AND REGISTRAR

BY
                      AUTHORIZED SIGNATURE           Vice President & Treasurer

                     THE GABELLI EQUITY TRUST INC.


          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT_______Custodian_______
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties                   under Uniform Gifts to
                                                         Minors Act_____________
JT TEN - as joint tenants with right                                 (State)
         of survivorship and not as
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value Received, ______________________ hereby sell, assign and transfer unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

_______________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated_______________

        In presence of        ________________________________________




Exhibit N



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-2 of our report dated February 14, 2001, relating to the financial statements and financial highlights of The Gabelli Equity Trust Inc. which appear in the December 31, 2000 Annual Report to Shareholders of The Gabelli Equity Trust Inc. which is also incorporated by reference into the Registration Statement, and relating to the senior securities table for the Series A Preferred shares which appears in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Experts", "Counsel and Independent Accountants" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
New York, New York
June 8, 2001








Exhibit S


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below nominates, constitutes and appoints Bruce N. Alpert, and James E. McKee (with full power to each of them to act alone) his true and lawful attorney-in- fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of THE GABELLI EQUITY TRUST INC. (the "Fund"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and the sale of common and preferred stock of the Fund, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned Director himself might or could do.

         IN WITNESS WHEREOF, the undersigned Director has hereunto set his hand this 16th Day of May, 2001.


Signature                                    Title
---------                                    -----

/s/ Mario J. Gabelli
--------------------------              Chairman of the Board
Mario J. Gabelli


/s/ Dr. Thomas E. Bratter
--------------------------              Director
Dr. Thomas E. Bratter


/s/ Anthony J. Colavita
--------------------------              Director
Anthony J. Colavita


/s/ James P. Conn
--------------------------              Director
James P. Conn


/s/ Frank J. Fahrenkopf, Jr.
-----------------------------           Director
Frank J. Fahrenkopf, Jr.


/s/ Karl Otto Pohl
--------------------------              Director
Karl Otto Pohl

/s/ Anthony R. Pustorino
--------------------------              Director
Anthony R. Pustorino


/s/ Salvatore J. Zizza
--------------------------              Director
Salvatore J. Zizza